UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2019

Date of reporting period:	October 1, 2018 — September 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Diversified Income Trust

Annual report
9 | 30 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PDINX

Putnam
Diversified Income
Trust

Annual report
9 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

November 12, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the ICE BofAML U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

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Bill, could you describe the investment environment during the fund’s annual reporting period?

The economy slowed from the more robust trajectory it achieved in 2018, and markets experienced greater volatility as investors sought to recalibrate their outlook. The U.S.–China trade conflict worsened over much of the period, adding to market worries.

Risk assets experienced volatility and substantial declines during the first three months of the period — the fourth quarter of calendar 2018 — and again shortly before the end of the period, in August 2019. In the first instance, the U.S. Federal Reserve persevered in raising short-term interest rates, causing investors to fear a policy error that could lead to a recession. The Fed lifted short-term rates to a range of 2.25% to 2.50% at its December 2018 policy meeting.

From that point, however, the Fed signaled greater flexibility on monetary policy. Risk assets rallied with impressive vigor in the first three months of 2019. Also, the United States and China maintained a brief moratorium on new tariffs early in the year. However, in May, trade talks reached an impasse. The two

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Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/19. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

nations began to introduce a series of new tariffs and other trade restraints.

For the period as a whole, U.S. GDP [gross domestic product] growth remained positive but slowed. The Fed cut interest rates in July and in September, the first such reductions since 2008. Yields fell, and defaults remained few. The yield on the benchmark 10-year U.S. Treasury fell to 1.68% at the end of the period, September 30, 2019. This was down from 2.41% from six months earlier and from 3.05% 12 months earlier. The Bloomberg Barclays U.S. Aggregate Bond Index — a broad gauge of the investment-grade bond market in the United States — rose 10.30% during the 12-month period.

Which holdings and strategies helped the fund to advance during the reporting period?

Our global “term-structure” strategies contributed the most to performance for the annual period. They were also the most consistent, lifting returns in all of the calendar quarters. We increased the fund’s duration — a measure of the sensitivity of bond prices to interest-rate movements — from where it had been during much of 2018. With a positive duration, the fund was able to benefit from falling intermediate- and long-term yields.

Our mortgage-credit strategy also boosted performance on a strong rally from declines experienced in the fourth quarter of 2018. The fund’s exposure to commercial mortgage-backed securities [CMBS] via CMBX — an index that references a basket of CMBS issued in a particular year — rose along

4 Diversified Income Trust

with other risk-driven assets beginning in January. Mezzanine cash bonds also added value. Mezzanine CMBS are lower in the capital structure of a deal backed by a pool of commercial mortgage loans. They provide a yield advantage over higher-rated bonds along with meaningful principal protection. Bond spreads — the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries — tightened during the second half of the period. [Bond prices rise as spreads tighten.]

Strategies targeting prepayment risk, which were a modest detractor earlier, turned into major contributors in the last few months of the period. Within these strategies, holdings of reverse-mortgage interest-only [IO] securities and agency interest-only collateralized mortgage obligations [IO CMOs] added value, as did our “mortgage basis” positioning. Reverse-mortgage IOs are structured from the income streams of loans used by older homeowners to borrow against the existing equity in their home. Mortgage basis is a strategy that seeks to exploit the yield differential between current-coupon, 30-year agency pass-throughs and 30-year U.S. Treasuries.

What strategies had an adverse impact during the reporting period?

The most disappointing results came from our emerging-market [EM] debt strategies. Results seesawed early in the year. Like other risk assets, EM debt declined in late 2018 before rallying in early 2019. However, our holdings declined the most in the three months from June to September. Bonds issued by the government of Argentina were the greatest detractor. Argentine

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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bond prices plunged in August because of the surprising results from the country’s presidential primary. Investor anxiety rose on concerns that Argentine voters might elect a leader who would be less friendly to financial markets than the current president.

Corporate credit and currency strategies also had a negative effect on results, but to a lesser degree than EM debt. Corporate credit strategies, primarily high-yield bonds, plunged during the first three months of the period. The asset class struggled as investors shifted away from riskier categories. A sharp drop in oil prices also weighed on high-yield debt since energy is a major sector in that market. Despite better performance in subsequent months, corporate credit remained a detractor for the annual period.

Among currency strategies, long positions in the Norwegian krone and the Australian dollar were the primary culprits early in the period. These currencies weakened versus the U.S. dollar. We made up some of the setback in subsequent months through an underweight to the euro and short positions in the Swedish krona and the British pound. More recently, currency positions remained a small drag on results due to long positions in the Norwegian krone and Brazilian real.

How did you use derivatives during the period?

We used interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to gain exposure to rates in various countries.

We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risks. In addition, we used credit default swaps to help manage the portfolio’s sector exposure, as well as to hedge credit risk and gain liquid exposure to individual securities.

What is your outlook for the market?

We believe the global slowdown will persist. Most major economies have progressed to

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Diversified Income Trust

later stages of the business cycle, in our view. U.S. GDP expanded at a 2.0% annualized rate in the second quarter, down from 3.1% in the first quarter.

Despite this deceleration, we think the U.S. economy is still in good shape overall. Consumer spending has been a major driver of growth, expanding at a 4.7% annual rate in the second quarter, the strongest pace since late 2014. The housing market has also picked up, aided by the [as previously mentioned] substantial decline in the 10-year U.S. Treasury yield — a key benchmark for mortgage rates.

We believe the yield pickup offered by U.S. corporate and mortgage credit relative to lower- and even negative-yielding international alternatives may remain attractive to investors.

Interest rates may stay within a moderate range over the near term, we believe, given the late stage of the economic cycle. We expect to keep the fund’s duration positive to only a small degree while maintaining a tactical bias.

On the monetary policy front, we anticipate one more rate cut in 2019 and perhaps another cut during the first half of 2020.

What strategies are you pursuing?

We continue to have a favorable outlook for mortgage credit. We think the underlying fundamentals for commercial real estate appear stable. They are supported by a growing labor market, interest rates that remain low, and a positive U.S. economic backdrop. We also think the pricing of securities in the sector continues to reflect overly negative sentiment toward retail properties.

We view corporate credit as fully valued. As a result, in our security selection process, we are looking to avoid companies with weak balance sheets.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Diversified Income Trust 7

In parts of the market where we target prepayment risk, we don’t think our allocations to agency IO CMOs will benefit from rising interest rates in the near term. For that reason, we are focusing on return opportunities through security selection in this area of the market.

Thank you, Bill, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

In August 2019, the fund’s dividend rate per class A share was reduced from $0.026 to $0.023. This reduction reflects Putnam Management’s expectations for the portfolio’s income level in the current fixed-income environment. The fund’s management team continues to look for attractive relative value across various market sectors. However, spreads within several sectors have tightened over the past several years. The fund’s distribution rate remains competitive with other multisector bond funds. Similar reductions were made to other share classes.

8 Diversified Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Effective November 25, 2019, class M shares (excluding those purchased from Japanese distributors) will no longer be available for purchase and will convert automatically to class A shares. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (10/3/88)
Before sales charge	6.07%	68.13%	5.33%	14.04%	2.66%	18.84%	5.92%	5.00%
After sales charge	5.93	61.40	4.90	9.47	1.83	14.09	4.49	0.80
Class B (3/1/93)
Before CDSC	5.85	58.33	4.70	9.94	1.91	16.21	5.14	4.26
After CDSC	5.85	58.33	4.70	8.17	1.58	13.21	4.22	–0.74
Class C (2/1/99)
Before CDSC	5.81	56.13	4.56	9.98	1.92	16.11	5.11	4.31
After CDSC	5.81	56.13	4.56	9.98	1.92	16.11	5.11	3.31
Class M (12/1/94)
Before sales charge	5.78	64.20	5.08	12.66	2.41	17.84	5.62	4.75
After sales charge	5.67	58.86	4.74	9.00	1.74	14.01	4.47	1.35
Class R (12/1/03)
Net asset value	5.79	64.13	5.08	12.76	2.43	17.99	5.67	4.70
Class R6 (11/1/13)
Net asset value	6.27	73.62	5.67	16.15	3.04	20.11	6.30	5.42
Class Y (7/1/96)
Net asset value	6.25	72.58	5.61	15.46	2.92	19.58	6.14	5.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Diversified Income Trust 9

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
ICE BofAML U.S. Treasury
Bill Index	—*	5.79%	0.56%	5.10%	1.00%	4.69%	1.54%	2.46%
Lipper Alternative Credit
Focus Funds category	5.52%	42.46	3.48	13.46	2.52	11.16	3.56	4.25
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the ICE BofAML U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/19, there were 130, 122, 85, 23, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,833 and $15,613, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,886. A $10,000 investment in the fund’s class R, R6 and Y shares would have been valued at $16,413, $17,362 and $17,258, respectively.

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Fund price and distribution information For the 12-month period ended 9/30/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	12		12	12	12		12	12	12
Income	$0.306		$0.254	$0.255	$0.293		$0.292	$0.330	$0.322
Capital gains	—		—	—	—		—	—	—
Total	$0.306		$0.254	$0.255	$0.293		$0.292	$0.330	$0.322
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
9/30/18	$6.96	$7.25	$6.88	$6.82	$6.82	$7.05	$6.87	$6.89	$6.88
9/30/19	6.99	7.28	6.91	6.85	6.84	7.07	6.89	6.92	6.91
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	3.95%	3.79%	3.13%	3.15%	3.86%	3.73%	3.66%	4.34%	4.34%
Current 30-day
SEC yield[2]	N/A	3.65	3.05	3.05	N/A	3.43	3.55	4.14	4.05

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Effective November 25, 2019, outstanding class M shares (excluding those purchased from Japanese distributors) were converted to class A shares, and class M shares are no longer available for purchase. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/18	0.98%	1.73%	1.73%	1.23%	1.23%	0.64%	0.73%
Annualized expense ratio for the
six-month period ended 9/30/19*	0.98%	1.73%	1.73%	1.23%	1.23%	0.64%	0.73%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/19 to 9/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.01	$8.84	$8.84	$6.29	$6.29	$3.28	$3.74
Ending value (after expenses)	$1,041.20	$1,037.60	$1,038.00	$1,039.50	$1,040.60	$1,043.50	$1,043.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/19, use the following calculation method. To find the value of your investment on 4/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.96	$8.74	$8.74	$6.23	$6.23	$3.24	$3.70
Ending value (after expenses)	$1,020.16	$1,016.39	$1,016.39	$1,018.90	$1,018.90	$1,021.86	$1,021.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. International investing involves currency, economic, and political risks. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares (excluding those purchased from Japanese distributors) will no longer be available for purchase and will convert automatically to class A shares.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering

14 Diversified Income Trust

different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Diversified Income Trust 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2019, Putnam employees had approximately $473,000,000 and the Trustees had approximately $73,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Diversified Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Diversified Income Trust 17

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of

18 Diversified Income Trust

Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

Diversified Income Trust 19

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Alternative Credit Focus Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 246, 213 and 130 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Diversified Income Trust

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Diversified Income Trust 21

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam Diversified Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust (the “fund”), including the fund’s portfolio, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodians, transfer agent and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
November 12, 2019

22 Diversified Income Trust

The fund’s portfolio 9/30/19

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (47.0%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.7%)
Government National Mortgage Association Pass-Through Certificates
6.50%, 11/20/38	$173,134	$201,611
5.50%, with due dates from 4/20/49 to 5/20/49	2,857,228	3,169,822
5.00%, with due dates from 4/20/49 to 8/20/49	28,696,568	31,493,810
4.50%, TBA, 10/1/49	62,000,000	64,785,158
4.00%, TBA, 10/1/49	40,000,000	41,593,752
4.00%, 3/20/49 ##	1,000,000	1,040,382
4.00%, 10/20/45	16,455,392	17,580,134
		159,864,669
U.S. Government Agency Mortgage Obligations (43.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 6/1/49	932,851	1,027,467
4.50%, 1/1/49	795,844	860,674
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 12/1/48 to 8/1/49	7,474,324	8,235,366
4.50%, 5/1/49	825,731	893,253
Uniform Mortgage-Backed Securities
5.50%, TBA, 10/1/49	23,000,000	24,910,079
4.00%, TBA, 10/1/49	367,000,000	380,819,825
3.50%, TBA, 10/1/49	462,000,000	473,910,914
3.00%, TBA, 10/1/49	754,000,000	765,310,000
2.50%, TBA, 11/1/49	98,000,000	97,487,029
2.50%, TBA, 10/1/49	98,000,000	97,555,942
		1,851,010,549
Total U.S. government and agency mortgage obligations (cost $2,014,849,147)		$2,010,875,218

	Principal
U.S. TREASURY OBLIGATIONS (0.5%)*	amount	Value
U.S. Treasury Notes
2.25%, 1/31/24 [i]	$11,020,000	$11,374,403
2.00%, 8/15/25 [i]	4,197,000	4,301,379
2.00%, 10/31/21 [i]	1,831,000	1,859,252
1.75%, 9/30/22 [i]	2,215,000	2,226,075
Total U.S. treasury obligations (cost $19,761,109)		$19,761,109

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)*	amount	Value
Agency collateralized mortgage obligations (18.4%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 17.635%, 4/15/37	$166,382	$273,915
REMICs Ser. 4509, Class CI, IO, 6.00%, 9/15/45	20,921,861	5,230,424
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	10,115,825	1,837,034
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	7,343,337	1,192,617
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	9,627,045	1,419,450
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	11,958,106	1,620,627
REMICs IFB Ser. 3919, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.50%), 4.473%, 9/15/41	13,580,097	2,379,199

Diversified Income Trust 23

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 4742, Class S, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 4.173%, 12/15/47	$49,347,293	$7,648,830
REMICs IFB Ser. 4731, Class QS, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 4.173%, 11/15/47	25,495,761	4,493,628
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.073%, 4/15/47	14,172,450	2,789,321
REMICs IFB Ser. 4265, Class SD, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.073%, 1/15/35	43,667,686	7,643,810
REMICs Ser. 4635, Class PI, IO, 4.00%, 12/15/46	27,913,088	3,236,243
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	30,124,430	3,599,606
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	27,159,753	2,528,410
REMICs Ser. 4020, Class IA, IO, 4.00%, 3/15/27	7,841,074	649,633
Strips IFB Ser. 326, Class S2, IO, ((-1 x 1 Month US LIBOR) + 5.95%),
3.923%, 3/15/44	12,095,969	2,108,337
Strips IFB Ser. 311, Class S1, IO, ((-1 x 1 Month US LIBOR) + 5.95%),
3.923%, 8/15/43	11,490,313	2,097,549
REMICs Ser. 4484, Class TI, IO, 3.50%, 11/15/44	13,817,710	1,595,075
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	5,529,316	433,429
REMICs Ser. 4199, Class CI, IO, 3.50%, 12/15/37	19,368,494	721,632
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	30,415,312	3,421,844
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	18,472,412	1,452,744
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	9,562,492	389,289
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO,
0.374%, 7/25/43 W	8,950,322	89,503
REMICs Ser. 3314, PO, zero %, 11/15/36	10,213	10,115
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	31,675	26,248
REMICs Ser. 1208, Class F, PO, zero %, 2/15/22	3,057	2,935
Federal National Mortgage Association
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 17.166%, 3/25/36	480,762	796,430
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 12.146%, 11/25/34	116,353	135,946
Grantor Trust Ser. 98-T2, Class A4, IO, 6.50%, 10/25/36	15,772	1,681
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	16,476,228	3,574,907
REMICs Ser. 15-69, IO, 6.00%, 9/25/45	19,056,636	4,671,982
REMICs Ser. 15-58, Class KI, IO, 6.00%, 3/25/37	28,181,298	6,225,728
Interest Strip Ser. 399, Class 2, IO, 5.50%, 11/25/39	28,820	6,126
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	1,133,929	207,410
REMICs Ser. 16-3, Class MI, IO, 5.50%, 2/25/46	51,419,334	9,990,777
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	2,236,567	460,062
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	1,302,209	232,471
REMICs Ser. 12-151, Class IN, IO, 5.00%, 1/25/43	18,112,554	3,397,553
Interest Strip Ser. 404, Class 2, IO, 4.50%, 5/25/40	108,084	21,098
Interest Strip Ser. 366, Class 22, IO, 4.50%, 10/25/35	42,892	701
REMICs Ser. 18-58, Class AI, IO, 4.50%, 8/25/48	39,186,447	7,037,373
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	7,786,504	1,569,150
REMICs Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	9,184,771	849,591
REMICs IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR)
+ 6.45%), 4.432%, 4/25/42	7,353,572	1,323,091

24 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR)
+ 6.40%), 4.382%, 4/25/40	$9,617,261	$1,851,322
REMICs IFB Ser. 15-42, Class LS, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 4.182%, 6/25/45	3,948,767	663,298
REMICs IFB Ser. 17-32, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 4.132%, 5/25/47	92,635,327	16,298,259
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 4.132%, 10/25/41	10,874,875	566,483
REMICs IFB Ser. 19-5, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.082%, 3/25/49	53,850,954	10,221,412
REMICs IFB Ser. 18-86, Class DS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.082%, 12/25/48	1,992,089	297,568
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.082%, 12/25/46	57,111,096	10,137,219
REMICs IFB Ser. 16-82, Class SG, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.082%, 11/25/46	72,786,860	13,315,825
REMICs IFB Ser. 16-62, Class GS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.082%, 9/25/46	39,751,162	6,908,355
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 4.032%, 8/25/49	3,050,073	503,262
REMICs IFB Ser. 19-34, Class SL, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 4.032%, 7/25/49	42,700,517	6,565,205
Interest Strip Ser. 405, Class 2, IO, 4.00%, 10/25/40	125,037	25,113
REMICs Ser. 18-3, Class PI, IO, 4.00%, 2/25/48	26,082,815	2,966,920
REMICs Ser. 17-65, Class LI, IO, 4.00%, 8/25/47	17,888,625	1,853,798
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	10,383,874	1,212,502
REMICs Ser. 15-83, IO, 4.00%, 10/25/43	3,201,925	424,255
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	17,366,913	2,236,685
REMICs Ser. 13-115, Class CI, IO, 4.00%, 2/25/43	13,534,001	1,028,188
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	7,030,023	795,587
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	8,177,323	1,090,038
REMICs Ser. 13-107, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 5.95%), 3.932%, 2/25/43	39,981,952	8,246,278
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 5.90%), 3.882%, 10/25/41	25,492,486	3,823,873
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	42,144,778	5,710,968
REMICs Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	27,505,433	2,817,172
REMICs Ser. 13-70, Class CI, IO, 3.50%, 1/25/43	6,275,154	369,939
REMICs Ser. 13-49, Class IP, IO, 3.50%, 12/25/42	20,757,616	1,685,518
REMICs Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	20,132,981	1,979,877
REMICs Ser. 12-123, Class DI, IO, 3.50%, 5/25/41	25,349,122	2,252,675
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	34,803,949	3,088,572
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	8,765,391	396,826
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	7,683,971	412,430
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	21,587,953	1,023,873
REMICs Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	16,088,786	1,178,793
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	10,592,608	346,900
Grantor Trust Ser. 00-T6, IO, 0.717%, 11/25/40 W	4,009,723	85,006
REMICs FRB Ser. 01-50, Class B1, IO, 0.376%, 10/25/41 W	147,778	635

Diversified Income Trust 25

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Trust FRB Ser. 02-W8, Class 1, IO, 0.302%, 6/25/42 W	$6,015,634	$48,727
REMICs Ser. 99-51, Class N, PO, zero %, 9/17/29	32,369	29,537
Government National Mortgage Association
Ser. 17-104, Class MI, IO, 5.50%, 7/16/47	17,107,802	4,415,703
Ser. 17-79, Class IB, IO, 5.50%, 5/20/47	7,089,435	1,563,965
Ser. 17-52, Class DI, IO, 5.50%, 4/20/47	9,472,484	1,799,772
Ser. 18-37, IO, 5.00%, 3/20/48	22,220,160	3,832,977
Ser. 17-179, Class WI, IO, 5.00%, 12/20/47	11,264,125	2,323,226
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	9,303,845	1,869,142
Ser. 16-126, Class PI, IO, 5.00%, 2/20/46	17,553,650	3,540,922
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	18,492,035	2,316,127
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	29,748,762	6,019,930
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	3,885,417	779,026
Ser. 14-132, IO, 5.00%, 9/20/44	11,769,178	2,298,520
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	12,320,588	2,156,358
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	4,602,615	926,967
Ser. 12-146, IO, 5.00%, 12/20/42	8,277,660	1,690,133
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	33,659,959	6,778,897
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	10,573,965	2,156,102
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	51,095,742	10,418,422
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	31,634,073	6,376,164
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	2,305,418	456,494
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	16,078,603	3,183,081
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	14,335,565	2,891,965
IFB Ser. 13-9, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.75%),
4.706%, 1/20/43	39,060,651	8,141,533
IFB Ser. 10-68, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.58%),
4.536%, 6/20/40	1,991,224	394,598
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	5,479,828	844,896
Ser. 17-160, Class AI, IO, 4.50%, 10/20/47	15,542,863	3,006,441
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	8,527,538	841,326
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	20,402,161	3,862,394
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	12,821,342	2,484,135
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	13,978,548	2,554,753
Ser. 13-183, Class JI, IO, 4.50%, 2/16/43	12,029,777	1,259,036
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	2,931,149	344,410
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	16,891,815	3,225,310
Ser. 13-167, IO, 4.50%, 9/20/40	5,789,591	1,117,088
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	8,241,740	1,040,856
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	23,741,578	4,220,692
Ser. 10-20, Class BI, IO, 4.50%, 2/16/40	17,107,289	3,472,951
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	12,653,847	2,370,066
Ser. 14-71, Class PI, IO, 4.50%, 12/20/39	16,550,329	2,222,047
IFB Ser. 18-105, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
4.206%, 8/20/48	56,362,043	7,608,876
IFB Ser. 18-91, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
4.206%, 7/20/48	37,986,393	5,365,578

26 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 18-104, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
4.156%, 8/20/48	$52,725,221	$7,751,346
IFB Ser. 18-100, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
4.156%, 7/20/48	42,897,407	6,541,855
IFB Ser. 18-89, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
4.156%, 6/20/48	32,876,335	4,602,687
IFB Ser. 18-67, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
4.156%, 5/20/48	34,101,032	4,688,892
IFB Ser. 17-160, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
4.156%, 10/20/43	42,529,924	7,757,501
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
4.106%, 9/20/43	7,512,394	1,353,133
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
4.106%, 3/20/43	3,112,021	323,121
IFB Ser. 13-152, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
4.106%, 5/20/41	31,912,475	5,809,995
IFB Ser. 10-20, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
4.106%, 2/20/40	8,507,021	1,515,271
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.073%, 7/16/43	8,371,928	1,384,634
IFB Ser. 19-96, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.056%, 8/20/49	91,522,802	16,838,365
IFB Ser. 19-83, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.056%, 7/20/49	5,790,436	868,565
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.056%, 10/20/45	25,885,154	5,106,095
IFB Ser. 14-58, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.056%, 4/20/44	9,303,501	1,652,209
IFB Ser. 14-60, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.056%, 4/20/44	13,777,111	2,539,948
IFB Ser. 14-46, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.056%, 3/20/44	14,985,247	2,662,129
IFB Ser. 14-4, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.056%, 1/20/44	26,843,348	4,892,791
IFB Ser. 13-182, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.056%, 12/20/43	9,884,858	1,933,735
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.006%, 8/20/49	9,638,294	1,505,035
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.006%, 6/20/49	13,168,074	1,925,831
IFB Ser. 19-89, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.006%, 4/20/49	2,236,352	289,069
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	18,512,320	2,718,349
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	38,038,687	4,941,404
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	22,948,334	3,185,917
Ser. 15-79, Class MI, IO, 4.00%, 5/20/44	8,410,763	999,464
Ser. 14-4, Class BI, IO, 4.00%, 1/20/44	12,074,312	2,275,476
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	10,645,659	1,742,952
Ser. 14-163, Class PI, IO, 4.00%, 10/20/43	9,861,881	711,977
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	7,033,827	1,104,406

Diversified Income Trust 27

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-27, Class IJ, IO, 4.00%, 2/20/43	$7,783,786	$1,325,034
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	4,148,382	574,564
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	12,766,269	1,962,176
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	4,674,081	806,062
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	15,133,982	1,780,224
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%),
3.556%, 8/20/44	24,046,293	3,757,233
Ser. 18-21, Class AI, IO, 3.50%, 2/20/48	16,842,443	1,252,667
Ser. 17-139, Class IG, IO, 3.50%, 9/20/47	14,204,641	1,205,689
Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	33,886,000	1,660,414
Ser. 16-79, IO, 3.50%, 6/20/46	24,486,479	2,432,487
Ser. 15-131, Class CI, IO, 3.50%, 9/20/45	24,439,908	2,407,328
Ser. 15-131, Class MI, IO, 3.50%, 9/20/45	38,413,481	3,985,399
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	42,523,260	4,918,913
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	8,621,843	575,365
Ser. 13-76, IO, 3.50%, 5/20/43	25,448,315	3,450,537
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	19,790,663	2,358,715
Ser. 13-28, IO, 3.50%, 2/20/43	6,944,115	873,292
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	16,176,622	2,022,077
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	15,529,032	1,919,854
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	11,042,254	1,328,935
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	29,474,257	5,080,725
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	22,081,118	3,647,223
Ser. 12-92, Class AI, IO, 3.50%, 4/20/42	8,039,905	392,144
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	13,905,161	1,064,301
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	19,012,164	1,855,587
Ser. 15-131, Class BI, IO, 3.50%, 6/20/41	22,426,633	1,289,531
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	27,784,746	2,709,012
Ser. 15-17, Class LI, IO, 3.50%, 5/16/40	18,856,645	1,340,707
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	22,726,070	1,967,549
Ser. 15-134, Class LI, IO, 3.50%, 5/20/39	13,634,183	783,965
Ser. 12-48, Class AI, IO, 3.50%, 2/20/36	7,278,983	410,240
Ser. 17-H16, IO, 2.793%, 8/20/67 W	41,637,596	5,293,512
Ser. 17-H16, Class JI, IO, 2.733%, 8/20/67 W	44,078,694	6,005,722
Ser. 17-H05, Class CI, IO, 2.722%, 2/20/67 W	34,036,440	4,387,842
Ser. 17-H03, Class EI, IO, 2.434%, 1/20/67 W	29,642,215	4,483,385
Ser. 18-H05, Class AI, IO, 2.416%, 2/20/68 W	65,905,910	8,917,894
Ser. 18-H02, Class EI, IO, 2.413%, 1/20/68 W	88,965,846	11,899,182
Ser. 16-H16, Class EI, IO, 2.397%, 6/20/66 W	42,235,072	4,557,165
Ser. 18-H02, Class HI, IO, 2.392%, 1/20/68 W	74,209,694	10,203,833
Ser. 17-H11, Class TI, IO, 2.387%, 4/20/67 W	33,730,079	4,125,694
Ser. 16-H22, Class AI, IO, 2.386%, 10/20/66 W	48,961,578	5,349,151
Ser. 18-H03, Class XI, IO, 2.38%, 2/20/68 W	105,682,742	13,971,259
Ser. 16-H04, Class HI, IO, 2.38%, 7/20/65 W	59,752,898	4,947,540
Ser. 18-H05, Class BI, IO, 2.358%, 2/20/68 W	84,201,081	11,288,207
Ser. 17-H06, Class BI, IO, 2.355%, 2/20/67 W	59,837,503	6,833,442
Ser. 17-H12, Class QI, IO, 2.352%, 5/20/67 W	54,667,419	6,208,415
Ser. 17-H02, Class BI, IO, 2.341%, 1/20/67 W	25,524,329	3,106,796

28 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 18-H04, IO, 2.33%, 2/20/68 W	$54,295,771	$6,829,919
Ser. 17-H06, Class MI, IO, 2.306%, 2/20/67 W	50,009,887	5,559,900
Ser. 16-H27, Class EI, IO, 2.272%, 12/20/66 W	41,632,550	3,938,065
Ser. 16-H23, Class NI, IO, 2.258%, 10/20/66 W	113,156,091	12,786,638
Ser. 18-H01, Class XI, IO, 2.254%, 1/20/68 W	44,313,253	6,591,596
Ser. 17-H08, Class NI, IO, 2.226%, 3/20/67 W	63,021,415	7,001,679
Ser. 15-H10, Class BI, IO, 2.174%, 4/20/65 W	37,003,255	3,405,372
Ser. 16-H24, Class JI, IO, 2.159%, 11/20/66 W	24,183,544	2,932,255
Ser. 18-H01, IO, 2.094%, 12/20/67 W	30,077,074	3,808,209
Ser. 17-H18, Class FI, IO, 2.083%, 9/20/67 W	45,275,513	6,451,761
Ser. 15-H15, Class BI, IO, 2.08%, 6/20/65 W	72,903,701	7,011,441
Ser. 16-H17, Class KI, IO, 2.077%, 7/20/66 W	29,016,373	3,191,801
Ser. 15-H18, Class BI, IO, 2.019%, 7/20/65 W	41,546,901	3,917,873
Ser. 17-H20, Class HI, IO, 1.98%, 10/20/67 W	42,027,290	5,568,616
Ser. 17-H11, Class DI, IO, 1.927%, 5/20/67 W	33,004,019	3,589,187
Ser. 15-H23, Class DI, IO, 1.88%, 9/20/65 W	37,816,622	3,412,004
Ser. 15-H12, Class AI, IO, 1.878%, 5/20/65 W	83,671,021	6,988,622
Ser. 17-H09, IO, 1.861%, 4/20/67 W	48,390,240	4,617,397
Ser. 17-H10, Class MI, IO, 1.853%, 4/20/67 W	98,428,277	9,212,886
Ser. 15-H15, Class AI, IO, 1.843%, 6/20/65 W	46,617,868	4,200,270
FRB Ser. 15-H08, Class CI, IO, 1.815%, 3/20/65 W	62,734,421	5,195,476
Ser. 17-H06, Class DI, IO, 1.794%, 2/20/67 W	34,934,658	2,958,965
Ser. 15-H24, Class AI, IO, 1.774%, 9/20/65 W	37,378,938	3,534,702
Ser. 15-H23, Class BI, IO, 1.756%, 9/20/65 W	72,761,791	5,973,743
Ser. 16-H08, Class AI, IO, 1.755%, 8/20/65 W	52,126,114	3,948,084
Ser. 15-H03, Class CI, IO, 1.737%, 1/20/65 W	69,757,509	5,556,185
Ser. 14-H25, Class BI, IO, 1.706%, 12/20/64 W	49,398,532	3,631,682
Ser. 16-H14, IO, 1.698%, 6/20/66 W	50,382,981	3,481,061
Ser. 16-H06, Class CI, IO, 1.696%, 2/20/66 W	45,006,421	2,914,841
Ser. 16-H12, Class AI, IO, 1.671%, 7/20/65 W	54,749,833	4,200,900
Ser. 16-H18, IO, 1.669%, 8/20/66 W	55,308,777	3,895,563
Ser. 15-H20, Class BI, IO, 1.606%, 8/20/65 W	48,998,597	4,458,872
Ser. 15-H01, Class BI, IO, 1.583%, 1/20/65 W	39,358,196	2,493,460
Ser. 17-H03, Class HI, IO, 1.56%, 1/20/67 W	78,860,561	5,717,390
Ser. 14-H06, Class BI, IO, 1.501%, 2/20/64 W	46,469,728	2,076,082
Ser. 12-H29, Class AI, IO, 1.476%, 10/20/62 W	26,817,432	781,273
Ser. 12-H29, Class FI, IO, 1.476%, 10/20/62 W	26,817,432	781,273
Ser. 18-H15, Class EI, IO, 1.104%, 8/20/68 W	84,498,747	7,216,193
Ser. 06-36, Class OD, PO, zero %, 7/16/36	8,417	7,294
		786,200,966
Commercial mortgage-backed securities (6.0%)
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, zero %, 2/10/51 W	8,133,468	81
Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class B, 5.687%, 11/10/42 W	5,784,594	5,206,134
FRB Ser. 05-1, Class C, 5.687%, 11/10/42 W	8,629,000	3,451,600

Diversified Income Trust 29

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	$9,775,000	$8,699,750
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	4,190,000	3,771,000
Ser. 05-PWR7, Class C, 5.235%, 2/11/41 W	4,945,000	5,176,495
Ser. 05-PWR7, Class B, 5.214%, 2/11/41 W	4,724,088	4,735,898
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class C, 5.809%, 3/11/39 (In default) † W	4,281,444	214,073
FRB Ser. 07-T28, Class D, 5.718%, 9/11/42 W	4,680,000	2,644,089
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W	6,073,960	61
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E,
5.939%, 12/15/47 W	13,980,000	14,118,201
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 5.012%, 5/10/47 W	226,000	212,440
FRB Ser. 12-CR3, Class E, 4.91%, 10/15/45 W	6,575,000	6,010,997
FRB Ser. 13-CR9, Class D, 4.397%, 7/10/45 W	5,143,000	4,733,047
Ser. 12-LC4, Class E, 4.25%, 12/10/44	10,009,000	8,954,852
Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 1.09%, 12/15/39 W	9,352,222	43,132
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 5.997%, 2/15/41 W	10,781,406	7,413,295
FRB Ser. 07-C4, Class C, 5.91%, 9/15/39 W	168,163	168,163
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	938,731	955,372
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.917%, 4/15/50 W	6,587,000	6,396,069
GS Mortgage Securities Corp., II 144A FRB Ser. 05-GG4, Class XC, IO,
1.59%, 7/10/39 W	2,579,563	258
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.84%, 1/10/45 W	252,248	260,439
FRB Ser. 14-GC24, Class D, 4.667%, 9/10/47 W	17,168,000	14,450,422
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.973%, 2/15/47 W	9,284,000	8,743,727
FRB Ser. 14-C18, Class E, 4.473%, 2/15/47 W	7,852,000	6,677,325
FRB Ser. 14-C25, Class D, 4.104%, 11/15/47 W	12,491,000	11,212,609
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	15,725,000	11,101,850
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 13-LC11, Class D, 4.307%, 4/15/46 W	431,000	387,753
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C8, Class E, 4.807%, 10/15/45 W	1,151,999	1,144,780
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	13,371,809	11,533,948
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 6.219%, 12/15/49 W	1,089,862	1,522
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.499%, 8/15/46 W	650,000	338,000
FRB Ser. 13-C10, Class F, 4.218%, 7/15/46 W	254,000	214,910
Ser. 14-C17, Class E, 3.50%, 8/15/47	9,096,000	7,267,113
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	6,375,150	1,593,787
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	3,862,129	3,517,886

30 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E,
5.60%, 3/15/45 W	$7,066,000	$5,935,440
STRIPs III, Ltd. 144A Ser. 03-1A, Class N, IO, 5.00%, 3/24/20
(Cayman Islands) (In default) † W	1,590,000	159
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	4,414,162	322,234
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	6,847,000	3,750,102
Ser. 13-C6, Class E, 3.50%, 4/10/46	19,613,000	16,040,630
Wachovia Bank Commercial Mortgage Trust FRB Ser. 07-C34, IO,
0.097%, 5/15/46 W	9,126,917	92
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.42%, 7/15/46 W	14,132,111	13,236,896
Ser. 14-LC16, Class D, 3.938%, 8/15/50	11,010,000	8,476,749
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	8,644,000	5,565,275
FRB Ser. 12-C9, Class E, 4.971%, 11/15/45 W	5,985,000	5,447,421
FRB Ser. 13-C15, Class D, 4.624%, 8/15/46 W	22,811,996	18,423,500
FRB Ser. 12-C10, Class D, 4.585%, 12/15/45 W	21,408,000	18,425,333
		256,974,909
Residential mortgage-backed securities (non-agency) (11.2%)
BCAP, LLC Trust 144A FRB Ser. 11-RR3, Class 3A6, 4.09%, 11/27/36 W	9,977,767	8,032,102
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 4.466%, 9/25/35 W	2,832,839	2,676,271
FRB Ser. 05-8, Class 21A1, 4.183%, 10/25/35 W	109,559	101,939
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1,
(1 Month US LIBOR + 0.23%), 2.248%, 9/25/46	5,982,255	6,055,214
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class B1, (1 Month US LIBOR + 4.75%), 6.768%,
10/25/27 (Bermuda)	2,376,000	2,471,040
FRB Ser. 18-2A, Class B1, (1 Month US LIBOR + 2.65%), 4.668%,
8/25/28 (Bermuda)	730,000	738,669
Chevy Chase Funding, LLC Mortgage-Backed Certificates
144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%),
2.198%, 11/25/47	4,018,243	3,452,615
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%),
2.368%, 3/25/37	10,497,103	9,175,186
FRB Ser. 07-AMC3, Class A2B, (1 Month US LIBOR + 0.18%),
2.198%, 3/25/37	1,448,580	1,242,774
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
3.406%, 8/25/46	4,436,067	4,217,508
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.386%, 6/25/46	10,089,738	9,374,762
FRB Ser. 06-OA7, Class 1A1, 3.086%, 6/25/46 W	2,911,837	2,568,823
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.374%, 11/20/35	22,760,666	21,581,805
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.35%),
2.368%, 9/25/35	10,104,488	9,659,832

Diversified Income Trust 31

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-45T1, Class 2A7, (1 Month US LIBOR + 0.34%),
2.358%, 2/25/37	$5,267,478	$2,587,778
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.19%),
2.208%, 8/25/46	3,891,732	3,774,980
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.19%),
2.208%, 8/25/46	6,266,286	5,984,303
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.208%, 8/25/46	12,980,568	11,638,392
Deutsche Alt-A Securities Mortgage Loan Trust FRB Ser. 06-AR4,
Class A2, (1 Month US LIBOR + 0.19%), 2.208%, 12/25/36	10,743,555	6,549,260
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
(1 Month US LIBOR + 10.50%), 12.518%, 5/25/28	6,328,516	8,386,174
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
(1 Month US LIBOR + 10.00%), 12.145%, 7/25/28	759,819	1,014,593
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
(1 Month US LIBOR + 9.35%), 11.368%, 4/25/28	10,381,944	13,428,582
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
(1 Month US LIBOR + 7.55%), 9.568%, 12/25/27	8,540,216	10,376,444
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1,
(1 Month US LIBOR + 5.15%), 7.168%, 10/25/29	5,310,000	6,126,233
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 7.168%, 11/25/28	2,950,000	3,198,104
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1,
(1 Month US LIBOR + 4.95%), 6.968%, 7/25/29	3,062,000	3,445,296
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.768%, 10/25/24	821,608	872,183
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 5.868%, 3/25/29	3,145,000	3,314,664
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M3,
(1 Month US LIBOR + 3.80%), 5.818%, 3/25/25	743,540	767,241
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2,
(1 Month US LIBOR + 3.55%), 5.568%, 8/25/29	1,528,000	1,609,518
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 5.268%, 7/25/29	410,000	429,006
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class B1,
(1 Month US LIBOR + 3.15%), 5.168%, 7/25/30	1,547,000	1,559,891
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M,
4.75%, 10/25/58 W	1,710,000	1,736,357
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 4.318%, 9/25/30	6,320,000	6,387,254
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Debt FRN Ser. 19-DNA2, Class B1,
(1 Month US LIBOR + 4.35%), 6.368%, 3/25/49	880,000	937,152
Structured Agency Credit Risk Debt FRN Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 5.718%, 12/25/30	6,635,000	6,991,187
Structured Agency Credit Risk Debt FRN Ser. 19-HQA3, Class B1,
(1 Month US LIBOR + 3.00%), 5.057%, 9/25/49	1,010,000	1,009,997
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M,
4.75%, 8/25/58 W	5,008,000	5,073,375

32 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRN Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 4.668%, 1/25/49	$3,104,000	$3,149,153
Structured Agency Credit Risk Debt FRN Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 4.468%, 3/25/49	2,262,000	2,284,824
Structured Agency Credit Risk Debt FRN Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 4.318%, 10/25/48	644,400	651,444
Structured Agency Credit Risk Trust FRN Ser. 18-DNA2, Class M2,
(1 Month US LIBOR + 2.15%), 4.168%, 12/25/30	2,040,000	2,054,018
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 14.268%, 9/25/28	14,129,333	20,341,816
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
(1 Month US LIBOR + 11.75%), 13.768%, 10/25/28	7,729,878	11,027,542
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
(1 Month US LIBOR + 11.75%), 13.768%, 8/25/28	5,455,388	7,739,634
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B,
(1 Month US LIBOR + 10.75%), 12.768%, 1/25/29	444,755	588,729
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.918%, 10/25/28	7,040,736	7,595,302
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.718%, 4/25/28	23,010,394	25,117,439
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
(1 Month US LIBOR + 5.50%), 7.518%, 9/25/29	18,272,300	21,304,024
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 7.318%, 10/25/28	2,494,000	2,679,322
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
(1 Month US LIBOR + 5.00%), 7.018%, 7/25/25	11,828,450	12,735,601
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.018%, 7/25/25	754,552	798,710
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 6.868%, 10/25/29	5,517,000	6,242,628
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 6.568%, 2/25/25	2,921,974	3,017,657
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1,
(1 Month US LIBOR + 4.45%), 6.468%, 2/25/30	1,778,000	1,945,879
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 6.468%, 1/25/29	670,990	705,267
Connecticut Avenue Securities Trust FRB Ser. 17-C07, Class 2B1,
(1 Month US LIBOR + 4.45%), 6.468%, 5/25/30	731,000	806,027
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 6.368%, 5/25/29	3,566,604	3,755,923
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.318%, 2/25/25	203,566	215,659
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1,
(1 Month US LIBOR + 4.25%), 6.268%, 1/25/31	425,000	462,452
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.268%, 4/25/29	501,000	534,837
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2B1,
(1 Month US LIBOR + 4.00%), 6.018%, 8/25/30	2,208,000	2,364,101

Diversified Income Trust 33

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/30	$1,626,000	$1,753,251
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/25	662,785	699,798
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/25	1,760,932	1,818,649
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1B1,
(1 Month US LIBOR + 3.75%), 5.768%, 3/25/31	1,245,000	1,312,770
Connecticut Avenue Securities FRB Ser. 18-C03, Class 1B1,
(1 Month US LIBOR + 3.75%), 5.768%, 10/25/30	500,000	522,935
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
(1 Month US LIBOR + 3.65%), 5.668%, 9/25/29	1,640,000	1,721,079
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 5.618%, 1/25/30	3,517,000	3,696,246
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1,
(1 Month US LIBOR + 3.55%), 5.568%, 7/25/30	7,218,000	7,508,380
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 5.568%, 7/25/29	6,251,000	6,564,446
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 4.818%, 2/25/30	5,574,900	5,677,351
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1M2,
(1 Month US LIBOR + 2.65%), 4.668%, 2/25/30	3,646,000	3,724,360
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M2,
(1 Month US LIBOR + 2.55%), 4.568%, 12/25/30	2,690,000	2,738,888
Connecticut Avenue Securities Trust FRB Ser. 17-C07, Class 2M2,
(1 Month US LIBOR + 2.50%), 4.518%, 5/25/30	3,694,000	3,753,504
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2,
(1 Month US LIBOR + 2.35%), 4.368%, 1/25/31	2,162,000	2,184,692
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2,
(1 Month US LIBOR + 2.25%), 4.268%, 7/25/30	82,000	82,910
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2,
(1 Month US LIBOR + 2.20%), 4.218%, 8/25/30	2,366,000	2,384,179
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2,
(1 Month US LIBOR + 2.10%), 4.118%, 3/25/31	1,094,000	1,100,247
Federal National Mortgage Association 144A
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1B1,
(1 Month US LIBOR + 5.75%), 7.768%, 7/25/29	4,310,000	5,064,307
Connecticut Avenue Securities Trust FRB Ser. 19-R04, Class 2B1,
(1 Month US LIBOR + 5.25%), 7.268%, 6/25/39	820,000	886,863
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 4.468%, 7/25/31	800,000	808,176
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2,
(1 Month US LIBOR + 2.30%), 4.318%, 8/25/31	140,000	140,906
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.18%), 2.198%, 5/25/36	11,304,710	4,813,207
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month
US LIBOR + 0.31%), 2.328%, 5/25/37	7,111,459	5,195,389
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month
US LIBOR + 0.52%), 2.577%, 5/19/35	21,126,446	13,363,815
Home Re, Ltd. 144A FRB Ser. 19-1, Class M2, (1 Month US LIBOR
+ 3.25%), 5.268%, 5/25/29 (Bermuda)	2,000,000	2,017,400

34 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO,
(1 Month US LIBOR + 0.20%), 2.218%, 6/25/37	$5,347,370	$3,048,001
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2,
4.25%, 1/25/59	5,340,000	5,323,980
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B,
(1 Month US LIBOR + 0.23%), 2.975%, 2/26/37	253,067	228,792
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M2, (1 Month
US LIBOR + 2.85%), 4.868%, 7/25/28 (Bermuda)	17,300,000	17,348,656
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (1 Month US LIBOR + 4.35%), 6.368%,
7/25/29 (Bermuda)	383,000	384,398
FRB Ser. 19-1A, Class B1A, (1 Month US LIBOR + 3.50%), 5.518%,
7/25/29 (Bermuda)	317,000	318,013
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 6.018%, 4/25/27 (Bermuda)	2,697,146	2,754,798
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR
+ 2.70%), 4.718%, 3/25/28 (Bermuda)	6,240,000	6,271,200
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7,
Class A1A, (1 Month US LIBOR + 0.21%), 2.228%, 8/25/36	11,858,688	11,502,927
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.176%, 9/25/35 W	4,965,643	5,047,901
FRB Ser. 05-AR14, Class 1A2, 4.166%, 12/25/35 W	6,675,256	6,698,351
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.49%),
2.508%, 10/25/45	2,932,117	2,937,179
FRB Ser. 05-AR19, Class A1C4, (1 Month US LIBOR + 0.40%),
2.418%, 12/25/45	2,458,531	2,383,727
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR5, Class 1A1, 5.192%, 4/25/36 W	3,012,017	3,117,438
FRB Ser. 06-AR2, Class 1A1, 4.965%, 3/25/36 W	3,090,747	3,083,021
		476,646,622
Total mortgage-backed securities (cost $1,505,909,891)		$1,519,822,497

	Principal
CORPORATE BONDS AND NOTES (20.3%)*	amount	Value
Basic materials (2.4%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$2,845,000	$3,086,170
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	692,000	707,138
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	1,865,000	1,925,613
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	1,881,000	1,942,133
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	765,000	772,650
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	1,320,000	1,293,402
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	3,316,000	3,498,380
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	3,105,000	3,226,367
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	4,267,000	4,411,012

Diversified Income Trust 35

	Principal
CORPORATE BONDS AND NOTES (20.3%)* cont.	amount	Value
Basic materials cont.
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	$1,701,000	$1,769,040
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	1,410,000	1,519,276
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	893,000	917,513
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	1,380,000	1,304,514
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	2,000,000	2,053,000
Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	800,000	832,000
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	1,675,000	1,723,156
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	1,147,000	989,322
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	1,764,000	1,662,570
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	4,279,000	4,225,513
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	1,400,000	1,459,500
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	1,095,000	1,042,988
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	1,119,000	1,008,219
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	5,086,000	5,187,720
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	2,337,000	2,478,389
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	2,830,000	2,801,700
James Hardie International Finance DAC 144A sr. unsec. bonds
5.00%, 1/15/28 (Ireland)	1,910,000	1,981,625
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	857,000	903,064
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	866,000	902,805
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	2,158,000	2,228,135
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	635,000	659,606
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	470,000	489,552
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	1,601,000	1,641,025
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	1,190,000	1,145,375
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	3,460,000	3,403,775
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	1,425,000	1,494,397
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	5,660,000	5,935,925
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	2,864,000	2,949,920
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	4,131,000	4,952,037
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	1,365,000	1,366,706

36 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (20.3%)* cont.		amount	Value
Basic materials cont.
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
Ser. REGS, 6.50%, 10/1/26 (Netherlands)	EUR	400,000	$443,515
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26		$877,000	918,658
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25		280,000	282,800
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24		1,985,000	2,037,206
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23		1,557,000	1,584,248
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)		2,765,000	2,939,038
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)		2,090,000	2,213,425
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)		1,312,000	1,338,626
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26		2,556,000	2,655,070
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)		750,000	709,313
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24		2,351,000	2,445,040
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23		860,000	873,975
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24		2,381,000	2,565,528
			102,897,674
Capital goods (1.6%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27		3,649,000	3,744,786
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27		1,375,000	1,450,625
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)		1,865,000	1,876,656
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 8/15/27 (Ireland)		1,865,000	1,888,313
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)		1,568,000	1,620,332
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27		915,000	947,025
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26		915,000	945,790
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23		2,010,000	2,062,763
Berry Global, Inc. 144A notes 4.50%, 2/15/26		1,990,000	1,962,638
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)		848,000	921,098
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20		2,134,000	2,182,015
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29		735,000	779,100
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27		1,290,000	1,346,438
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26		1,965,000	2,055,881
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26		2,765,000	3,359,475

Diversified Income Trust 37

		Principal
CORPORATE BONDS AND NOTES (20.3%)* cont.		amount	Value
Capital goods cont.
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22		$2,215,000	$2,206,694
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22		2,685,000	2,861,673
Nordex SE sr. unsec. notes Ser. REGS, 6.50%, 2/1/23 (Germany)	EUR	1,200,000	1,331,575
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25		$1,865,000	1,937,269
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26		1,963,000	2,066,058
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27		1,820,000	1,842,751
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25		3,565,000	3,662,681
Staples, Inc. 144A sr. notes 7.50%, 4/15/26		4,275,000	4,404,533
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26		3,518,000	3,742,273
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25		1,791,000	1,862,640
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)		1,360,000	1,275,000
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26		3,455,000	3,636,388
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26		5,654,000	6,070,982
Trivium Packaging Finance BV 144A company guaranty sr. notes
5.50%, 8/15/26 (Netherlands)		1,355,000	1,424,376
Trivium Packaging Finance BV 144A company guaranty sr. unsec.
notes 8.50%, 8/15/27 (Netherlands)		1,195,000	1,292,094
			66,759,922
Communication services (2.3%)
Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)		1,050,000	1,077,563
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)		1,320,000	1,331,550
Altice France SA 144A sr. bonds 6.25%, 5/15/24 (France)		2,470,000	2,550,275
Altice Luxembourg SA 144A company guaranty sr. unsec. notes
7.75%, 5/15/22 (Luxembourg)		1,099,000	1,122,354
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26		5,695,000	5,964,943
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29		15,831,000	16,860,015
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.00%, 2/1/28		3,292,000	3,403,105
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25		1,573,000	1,423,565
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24		1,965,000	2,112,375
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21		2,060,000	2,219,650
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30		1,535,000	1,604,259
CSC Holdings, LLC 144A sr. unsec. notes 5.125%, 12/15/21		568,000	568,114
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28		1,390,000	1,565,349
CSC Holdings, LLC 144A sr. unsec. unsub. notes 5.125%, 12/15/21		1,728,000	1,728,346

38 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (20.3%)* cont.		amount	Value
Communication services cont.
Digicel Group Two Ltd. 144A company guaranty sr. unsec. notes
6.75%, 3/1/23 (Jamaica)		$4,455,000	$2,127,263
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24		2,303,000	2,282,849
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R		2,822,000	3,042,469
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R		665,000	707,500
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26		1,034,000	1,033,896
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)		1,385,000	1,280,696
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23		1,066,000	1,079,326
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26		4,625,000	4,809,307
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27		930,000	938,416
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28		2,032,000	2,215,287
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23		6,186,000	6,795,073
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21		3,845,000	4,102,999
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21		742,500	745,284
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25		3,740,000	3,874,490
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		1,889,000	1,924,306
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27		1,677,000	1,802,775
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22		555,000	568,875
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28		2,963,000	3,100,780
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26		730,000	751,390
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		3,535,000	3,725,007
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)		2,073,000	2,192,198
Virgin Media Finance PLC 144A company guaranty sr. unsec.
unsub. notes 4.50%, 1/15/25 (United Kingdom)	EUR	3,165,000	3,553,494
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	1,350,000	1,746,104
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)		$1,075,000	1,120,365
			99,051,612

Diversified Income Trust 39

		Principal
CORPORATE BONDS AND NOTES (20.3%)* cont.		amount	Value
Consumer cyclicals (3.5%)
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27		$1,389,000	$1,257,045
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26		580,000	607,550
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23		1,509,000	1,554,270
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26		2,420,000	2,552,876
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)		875,000	879,375
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		1,335,000	1,356,694
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		6,000	6,075
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		2,061,000	2,089,339
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27		1,310,000	1,364,824
Codere Finance 2 Luxembourg SA company guaranty sr. notes
Ser. REGS, 6.75%, 11/1/21 (Luxembourg)	EUR	1,250,000	1,337,914
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25		$1,389,000	1,163,288
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		2,790,000	2,852,496
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26		2,386,000	2,475,476
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27		3,934,000	4,081,525
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26		385,000	421,575
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		1,394,000	1,456,730
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27		1,838,000	1,920,710
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		1,660,000	1,718,100
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		1,940,000	2,029,726
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27		3,795,000	4,169,566
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		1,375,000	1,447,188
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		3,250,000	3,423,063
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		2,831,000	2,944,240
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26		1,540,053	1,663,257
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27		3,062,593	3,308,520
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)		1,085,000	1,207,063

40 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (20.3%)* cont.	amount	Value
Consumer cyclicals cont.
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	$1,345,000	$1,459,325
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	450,000	474,750
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28	385,000	397,031
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	2,097,000	2,167,711
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	2,840,000	2,900,351
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	3,634,000	3,711,223
JC Penney Corp., Inc. company guaranty sr. unsec. unsub. bonds
7.40%, 4/1/37	1,361,000	452,533
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	1,050,000	1,039,500
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	1,200,000	1,204,536
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	1,029,000	1,139,618
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	1,817,000	1,866,968
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	1,810,000	1,913,858
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	2,091,000	2,166,354
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	3,192,000	3,395,491
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	730,000	761,026
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	1,798,000	1,869,920
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	662,000	700,066
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	1,920,000	1,951,201
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	3,882,000	3,940,230
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	1,989,000	2,070,250
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	735,000	769,913
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	3,026,000	2,988,175
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	3,597,000	3,607,071
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	2,510,000	2,588,438
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	246,000	253,380
Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24	2,207,000	2,333,512
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	4,243,000	4,299,772
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	733,000	766,608

Diversified Income Trust 41

	Principal
CORPORATE BONDS AND NOTES (20.3%)* cont.	amount	Value
Consumer cyclicals cont.
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	$1,901,000	$1,955,654
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	1,889,000	2,304,580
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	750,000	804,368
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	2,214,000	2,258,280
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	3,292,000	3,423,680
Scientific Games International, Inc. 144A company guaranty sr.
notes 5.00%, 10/15/25	1,095,000	1,129,821
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	1,170,000	1,203,638
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,062,000	4,199,093
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	2,830,000	3,017,431
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	5,090,000	5,268,150
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	45,000	45,675
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	75,000	77,831
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	930,000	946,276
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	2,834,000	2,971,336
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	2,416,000	2,488,480
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	145,000	149,880
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	2,003,000	1,946,616
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	1,745,000	1,739,940
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	1,380,000	1,179,900
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	1,220,000	1,226,100
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	1,630,000	1,703,350
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	3,791,000	3,895,253
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	1,860,000	1,949,094
		148,361,722
Consumer staples (0.9%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	2,285,000	2,356,407
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	340,000	341,700
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	1,600,000	1,646,561
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	445,000	457,794
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	1,380,000	1,304,100

42 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (20.3%)* cont.	amount	Value
Consumer staples cont.
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	$165,000	$183,843
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	730,000	781,932
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	925,000	972,406
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	1,386,000	1,444,905
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	3,633,000	3,696,578
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	2,987,000	3,077,506
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	1,680,000	1,778,280
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	1,680,000	1,743,000
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	1,055,000	1,098,519
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,799,000	1,884,453
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	440,000	463,056
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	5,062,000	5,251,826
Netflix, Inc. sr. unsec. notes 5.875%, 2/15/25	715,000	785,170
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	1,595,000	1,622,833
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	2,335,000	2,536,511
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	1,055,000	1,168,413
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,730,000	1,809,992
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	1,390,000	1,466,450
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	935,000	965,537
		38,837,772
Energy (3.9%)
Aker BP ASA 144A sr. unsec. notes 6.00%, 7/1/22 (Norway)	2,750,000	2,829,063
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	2,106,000	2,213,975
Aker BP ASA 144A sr. unsec. notes 4.75%, 6/15/24 (Norway)	895,000	934,828
Antero Midstream Partners LP/Antero Midstream Finance Corp.
144A sr. unsec. notes 5.75%, 1/15/28	1,480,000	1,228,400
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	978,000	845,970
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	2,529,000	2,440,485
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	2,079,000	2,063,408
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	1,589,000	1,588,524
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	741,000	618,735
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	1,245,000	616,275
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	1,531,000	1,869,734
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	1,494,000	1,662,269

Diversified Income Trust 43

	Principal
CORPORATE BONDS AND NOTES (20.3%)* cont.	amount	Value
Energy cont.
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	$7,120,000	$7,791,950
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	671,000	456,414
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	1,383,000	999,218
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	118,000	90,270
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	2,638,000	2,110,400
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	1,754,000	1,626,835
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	4,603,000	4,803,507
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	2,105,000	2,226,038
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	1,695,000	1,884,261
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	4,200,000	3,969,000
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	3,407,000	3,560,315
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	3,898,000	4,053,920
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	2,100,000	1,892,625
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	97,000	93,605
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	570,000	550,050
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	1,345,000	1,371,900
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	2,245,000	1,661,300
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	330,000	271,426
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	2,593,000	2,761,545
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	1,005,000	814,050
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	735,000	477,750
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	994,000	904,540
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	1,484,000	1,383,831
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	572,000	463,320
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	11,611,000	14,023,882
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	4,451,000	4,990,684
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	23,947,000	25,683,158
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	3,006,000	3,344,176

44 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (20.3%)* cont.	amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	$3,525,000	$3,846,657
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.093%, 1/15/30 (Brazil)	5,418,000	5,651,787
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	1,537,000	122,960
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	4,617,000	392,445
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	24,565,000	1,965,200
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	12,357,000	12,829,260
Petroleos Mexicanos 144A sr. unsec. notes 7.69%, 1/23/50 (Mexico)	8,180,000	8,501,995
Petroleos Mexicanos 144A sr. unsec. notes 6.84%, 1/23/30 (Mexico)	1,135,000	1,173,711
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	1,713,000	1,580,243
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	1,655,000	1,755,941
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	1,367,000	1,387,519
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	775,000	863,824
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	744,000	420,360
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	1,378,000	938,763
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	3,730,000	373
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	1,161,000	1,041,998
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	1,530,000	1,495,422
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	1,992,000	2,014,509
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	560,000	611,839
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	900,000	981,981
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	1,455,150	1,476,978
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	1,013,000	1,053,520
Transocean Sentry Ltd. 144A company guaranty sr. notes 5.375%,
5/15/23 (Cayman Islands)	1,545,000	1,543,069
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	77,000	79,118
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	904,000	483,821
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	317,000	356,625
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	1,378,000	1,412,450
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	1,674,000	1,682,370
		168,836,374

Diversified Income Trust 45

		Principal
CORPORATE BONDS AND NOTES (20.3%)* cont.		amount	Value
Financials (2.6%)
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31		$9,932,000	$13,730,990
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25		1,193,000	1,336,184
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58		1,221,000	1,615,640
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity		1,685,000	1,874,563
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23		3,180,000	3,386,700
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25		2,072,000	2,258,480
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22		781,000	827,391
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		1,645,000	1,801,275
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25		2,735,000	2,939,578
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26		910,000	973,700
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)		1,285,000	1,360,494
Dresdner Funding Trust I jr. unsec. sub. notes 8.151%, 6/30/31		3,250,000	4,380,188
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		1,223,000	1,648,298
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R		1,615,000	1,669,910
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)		1,155,000	1,249,456
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		886,000	815,120
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25		1,735,000	1,914,344
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		1,191,000	1,309,933
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)		1,290,000	1,341,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24		1,110,000	1,154,400
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22		1,075,000	1,102,950
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6.25%, 5/15/26		1,730,000	1,814,338
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.75%, 9/15/24		1,115,000	1,113,885
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB
7.70%, perpetual maturity (Italy)		1,370,000	1,423,088
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		2,390,000	2,432,016
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R		750,000	765,938
Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697%, 10/15/97		2,675,000	3,997,902
Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	100,000	216,579
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		$4,245,000	4,414,800
MetLife, Inc. 144A jr. unsec. sub. bonds 9.25%, 4/8/38		935,000	1,344,063
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R		680,000	705,500

46 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (20.3%)* cont.		amount	Value
Financials cont.
Miller Homes Group Holdings PLC company guaranty sr. notes
Ser. REGS, 5.50%, 10/15/24 (United Kingdom)	GBP	1,075,000	$1,348,333
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26		$2,090,000	2,223,238
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23		1,570,000	1,634,763
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21		3,110,000	3,117,775
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		2,185,000	2,124,913
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8.00%,
perpetual maturity (United Kingdom)		1,370,000	1,511,110
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)		2,445,000	3,371,044
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)		3,515,000	3,589,694
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)		1,580,000	1,631,171
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26		1,045,000	1,159,245
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25		1,745,000	1,922,772
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R		2,020,000	2,089,286
Stearns Holdings, Inc. 144A company guaranty sr. notes 9.375%,
8/15/20 (In default) †		1,010,000	482,276
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28		920,000	998,200
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23		2,667,000	2,466,975
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		1,400,000	1,500,538
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		10,740,000	11,397,825
			109,488,461
Health care (1.7%)
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26		1,985,000	2,255,437
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		2,444,000	2,740,336
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	1,145,000	1,259,899
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$550,000	575,493
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25		1,540,000	1,728,650
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		1,715,000	1,873,295
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		855,000	920,921
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		3,185,000	3,300,456
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24		1,985,000	2,086,156

Diversified Income Trust 47

	Principal
CORPORATE BONDS AND NOTES (20.3%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	$660,000	$682,276
Bausch Health Cos., Inc. 144A sr. notes 5.75%, 8/15/27	670,000	724,156
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	2,705,000	2,813,741
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	1,466,000	1,495,613
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	950,000	993,938
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	9,074,000	9,013,658
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	1,380,000	1,047,075
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	915,000	912,713
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	1,642,000	1,828,395
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	1,885,000	2,058,322
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	741,000	821,584
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	3,400,000	3,514,751
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	1,367,000	1,452,438
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	2,175,000	2,305,587
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	395,000	396,975
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	2,545,000	2,719,969
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	600,000	626,251
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	4,990,000	5,149,880
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	1,135,000	1,166,473
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	900,000	937,395
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	3,855,000	3,983,565
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	5,233,000	5,370,367
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	2,520,000	2,053,800
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	2,890,000	2,490,819
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	955,000	994,394
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	835,000	891,196
		73,185,974
Technology (0.6%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20	4,103,000	—
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	1,180,000	1,221,064
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	545,000	560,669
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	7,040,000	7,917,035
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	2,271,000	2,393,634
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	905,000	986,450

48 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (20.3%)* cont.	amount	Value
Technology cont.
Nutanix, Inc. cv. sr. unsec. notes zero %, 1/15/23	$1,447,000	$1,350,232
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	1,550,000	1,637,188
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	3,035,000	3,163,988
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	5,000,000	5,000,000
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	2,410,000	2,479,288
		26,709,548
Transportation (0.1%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	3,638,000	3,692,570
		3,692,570
Utilities and power (0.7%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	4,414,000	4,579,525
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	810,000	860,625
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	830,000	844,526
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	860,000	879,350
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	1,946,000	1,980,055
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	1,105,000	1,143,675
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	510,000	520,200
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	2,495,000	2,954,424
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	1,216,000	1,334,560
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	1,644,000	1,781,027
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	2,235,000	2,402,625
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	1,265,000	1,317,962
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	820,000	843,788
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	1,909,000	2,052,747
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	999,000	1,071,428
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	1,215,000	1,251,061
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	830,000	851,586
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	485,000	488,219
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	1,084,000	1,141,507
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	2,863,000	2,995,271
		31,294,161
Total corporate bonds and notes (cost $859,501,108)		$869,115,790

Diversified Income Trust 49

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (10.0%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)		$20,405,000	$8,876,379
Argentina (Republic of) sr. unsec. unsub. notes 4.625%,
1/11/23 (Argentina)		16,490,000	6,863,963
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		12,495,000	6,934,725
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)		16,593,000	17,638,343
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)		9,160,000	9,652,350
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		12,708,000	4,566,991
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS,
6.50%, 2/15/23 (Argentina)		740,000	256,903
Buenos Aires (Province of) unsec. FRN (Argentina Deposit Rates
BADLAR + 3.83%), 63.194%, 5/31/22 (Argentina)	ARS	99,370,000	719,626
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$12,315,000	4,425,755
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		10,597,000	3,812,183
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)		20,752,000	12,503,081
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		150,000	88,500
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 7.45%,
4/30/44 (Dominican Republic)		2,550,000	3,024,938
Dominican (Republic of) sr. unsec. unsub. notes 7.50%, 5/6/21
(Dominican Republic)		2,690,000	2,804,325
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		4,148,000	4,977,600
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)		9,610,000	10,859,300
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
4/18/24 (Dominican Republic)		1,551,000	1,636,305
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.50%,
1/27/25 (Dominican Republic)		7,440,000	7,849,200
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 6.125%,
1/31/22 (Egypt)		4,405,000	4,542,612
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 5.577%,
2/21/23 (Egypt)		3,035,000	3,099,433
Egypt (Arab Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
6/11/25 (Egypt)		7,155,000	7,319,636
Egypt (Arab Republic of) 144A sr. unsec. notes 5.577%,
2/21/23 (Egypt)		6,840,000	6,994,082
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/30/25 (El Salvador)		4,150,000	4,279,688
Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	17,802,000	21,583,062
Hellenic (Republic of) sr. unsec. notes 3.45%, 4/2/24 (Greece)	EUR	9,588,000	11,705,438
Hellenic (Republic of) sr. unsec. notes 3.375%, 2/15/25 (Greece)	EUR	4,000,000	4,925,791
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.00%, 2/24/20), 2/24/40 (Greece) ††	EUR	248,000	338,066
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/38 (Greece) ††	EUR	644,642	873,964

50 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (10.0%)* cont.		amount	Value
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/36 (Greece) ††	EUR	614,000	$836,932
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/33 (Greece) ††	EUR	814,000	1,093,853
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	1,051,000	1,429,562
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/31 (Greece) ††	EUR	2,764,000	3,665,127
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	10,837,000	14,391,605
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	6,993,734	9,162,556
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	12,337,512	15,891,990
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/27 (Greece) ††	EUR	4,433,876	5,729,316
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	14,152,500	17,731,638
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	14,823,487	18,399,761
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	5,181,000	6,300,959
Hellenic (Republic of) unsec. bonds 4.00%, 1/30/37 (Greece)	EUR	4,000,000	5,570,605
Hellenic (Republic of) unsec. bonds 3.90%, 1/30/33 (Greece)	EUR	4,000,000	5,443,343
Hellenic (Republic of) unsec. notes 3.50%, 1/30/23 (Greece)	EUR	10,000,000	11,978,227
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)		$2,705,000	3,039,787
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)		21,200,000	23,399,712
Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
2/17/37 (Indonesia)		3,055,000	4,131,949
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		12,420,000	13,475,700
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		5,860,000	5,999,076
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		6,795,000	6,548,681
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%,
3/22/30 (Ivory Coast)	EUR	3,940,000	4,316,005
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%,
3/3/28 (Ivory Coast)		$3,920,000	4,018,078
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)		6,251,000	6,399,462
Ivory Coast (Republic of) 144A sr. unsec. bonds 6.125%, 6/15/33
(Ivory Coast)		8,300,000	8,005,014
Ivory Coast (Republic of) 144A sr. unsec. unsub. bonds 5.25%,
3/22/30 (Ivory Coast)	EUR	4,445,000	4,865,856
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		$1,637,000	1,979,788
Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		325,000	342,518
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)		200,000	213,998
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		4,830,000	4,854,150

Diversified Income Trust 51

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (10.0%)* cont.	amount	Value
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	$6,485,000	$6,630,828
Turkey (Republic of) sr. unsec. unsub. notes 6.35%,
8/10/24 (Turkey)	11,628,000	11,834,978
United Mexican States sr. unsec. notes 4.00%, 10/2/23 (Mexico)	5,520,000	5,817,091
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	15,120,000	15,996,416
Venezuela (Bolivarian Republic of) sr. unsec. bonds 7.00%,
3/31/38 (Venezuela)	2,900,000	282,751
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	13,582,000	1,494,020
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †	2,093,000	230,230
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	21,992,000	2,419,120
Vietnam (Republic of) 144A sr. unsec. bonds 4.80%,
11/19/24 (Vietnam)	600,000	657,000
Total foreign government and agency bonds and notes (cost $459,853,668)		$427,729,921

PURCHASED SWAP OPTIONS OUTSTANDING (4.8%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
2.785/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785		$41,743,200	$8,152,030
2.3075/3 month USD-LIBOR-BBA/Jun-52	Jun-22/2.3075		18,018,000	3,215,492
(2.785)/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785		41,743,200	1,785,774
(2.3075)/3 month USD-LIBOR-BBA/Jun-52	Jun-22/2.3075		18,018,000	793,513
Barclays Bank PLC
(-0.46)/6 month EUR-EURIBOR-Reuters/Dec-24	Dec-19/-0.46	EUR	157,581,400	822,711
Citibank, N.A.
(1.30)/3 month USD-LIBOR-BBA/Dec-24	Dec-19/1.30		$558,806,600	6,532,449
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		44,570,700	5,394,392
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		44,570,700	1,232,826
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983		77,778,300	1,148,008
JPMorgan Chase Bank N.A.
3.162/3 month USD-LIBOR-BBA/Nov-33	Nov-20/3.162		196,939,100	35,606,589
3.096/3 month USD-LIBOR-BBA/Nov-29	Nov-19/3.096		157,551,500	22,495,203
1.288/6 month EUR-EURIBOR-Reuters/Feb-50	Feb-20/1.288	EUR	63,672,400	22,183,624
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		$35,772,300	3,912,774
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		35,772,300	3,833,360
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		35,772,300	1,071,380
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		35,772,300	1,040,258
(3.162)/3 month USD-LIBOR-BBA/Nov-33	Nov-20/3.162		196,939,100	189,062
(1.288)/6 month EUR-EURIBOR-Reuters/Feb-50	Feb-20/1.288	EUR	63,672,400	26,372
(3.095)/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.095		$393,878,600	394
(3.096)/3 month USD-LIBOR-BBA/Nov-29	Nov-19/3.096		157,551,500	158
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		44,214,400	12,368,978
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		44,214,400	12,368,094

52 Diversified Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (4.8%)* cont.
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Morgan Stanley & Co. International PLC cont.
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		$44,214,400	$12,364,115
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		44,214,400	10,611,898
2.7725/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		83,940,300	9,423,138
2.764/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.764		83,940,300	9,363,540
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		58,978,200	3,317,524
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		58,978,200	2,738,948
2.75/3 month USD-LIBOR-BBA/Dec-71	Dec-46/2.75		10,000,000	2,409,400
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904		33,333,500	277,335
(2.7725)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		83,940,300	226,639
(2.764)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.764		83,940,300	219,924
(3.0975)/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.0975		393,878,600	394
(2.265)/3 month USD-LIBOR-BBA/Oct-29	Oct-19/2.265		327,206,800	327
UBS AG
(1.6125)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.6125		58,978,200	3,318,703
1.6125/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.6125		58,978,200	2,737,768
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	83,593,200	2,138,408
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	83,593,200	1,865,071
(-0.337)/6 month EUR-EURIBOR-Reuters/Jan-22	Jan-20/-0.337	EUR	581,481,300	196,473
Total purchased swap options outstanding (cost $117,220,703)				$205,383,046

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/USD (Put)	Oct-19/$1.10	$208,709,948	EUR	191,485,800	$1,550,506
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 70.00	139,786,667	AUD	207,106,700	1,625,859
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 70.00	139,786,667	AUD	207,106,700	1,625,859
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Call)	Oct-19/$101.72	266,000,000		$266,000,000	172,634
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/101.24	282,000,000		282,000,000	930,600
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/99.74	282,000,000		282,000,000	157,638
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Oct-19/100.49	183,000,000		183,000,000	2,013
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Oct-19/100.30	183,000,000		183,000,000	549
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Oct-19/100.12	183,000,000		183,000,000	183

Diversified Income Trust 53

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)* cont.	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Call)	Oct-19/$102.94	$69,000,000	$69,000,000	$5,451
Total purchased options outstanding (cost $12,664,675)				$6,071,292

		Principal
CONVERTIBLE BONDS AND NOTES (4.0%)*		amount	Value
Basic materials (—%)
BASF SE cv. sr. unsec. notes 0.925%, 3/9/23 (Germany)		$500,000	$483,054
Cellnex Telecom, SA cv. sr. unsec. unsub. notes 1.50%,
1/16/26 (Spain)	EUR	300,000	419,228
Patrick Industries, Inc. cv. sr. unsec. notes 1.00%, 2/1/23		$157,000	141,620
Sika AG cv. sr. unsec. notes Ser. REGS, 0.15%, 6/5/25 (Switzerland)	CHF	640,000	707,341
Symrise AG cv. sr. unsec. notes 0.238%, 6/20/24 (Germany)	EUR	200,000	258,161
			2,009,404
Capital goods (0.2%)
Airbus SE cv. sr. unsec. unsub. notes zero %, 6/14/21 (France)	EUR	600,000	729,333
Bekaert SA cv. sr. unsec. unsub. notes zero %, 6/9/21 (Belgium)	EUR	200,000	206,689
Fortive Corp. 144A cv. company guaranty sr. unsec. notes
0.875%, 2/15/22		$3,526,000	3,488,537
II-VI, Inc. cv. sr. unsec. notes 0.25%, 9/1/22		2,083,000	2,149,977
MTU Aero Engines AG cv. sr. unsec. unsub. notes 0.125%,
5/17/23 (Germany)	EUR	100,000	216,518
			6,791,054
Communication services (0.3%)
8x8, Inc. 144A cv. sr. unsec. notes 0.50%, 2/1/24		$924,000	967,997
America Movil SAB de CV cv. sr. unsec. unsub. notes zero %,
5/28/20 (Mexico)	EUR	1,100,000	1,196,849
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26		$4,796,000	4,394,123
GCI Liberty, Inc. 144A cv. sr. unsec. bonds 1.75%, 9/30/46		2,577,000	3,134,277
Intelsat SA cv. company guaranty sr. unsec. notes 4.50%,
6/15/25 (Luxembourg)		626,000	919,098
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/15/23		1,015,000	1,636,475
Telefonica Participaciones SAU cv. company guaranty sr. unsec.
unsub. notes zero %, 3/9/21 (Spain)	EUR	500,000	544,032
Vodafone Group PLC cv. sr. unsec. unsub. notes zero %, 11/26/20
(United Kingdom)	GBP	300,000	363,133
Vonage Holdings Corp. 144A cv. sr. unsec. notes 1.75%, 6/1/24		$1,075,000	1,108,867
			14,264,851
Consumer cyclicals (0.6%)
Compagnie Generale des Etablissements Michelin SCA cv. sr.
unsec. unsub. notes zero %, 1/10/22 (France)		400,000	401,244
Euronet Worldwide, Inc. 144A cv. sr. unsec. bonds 0.75%, 3/15/49		2,523,000	2,953,487
FTI Consulting, Inc. cv. sr. unsec. notes 2.00%, 8/15/23		1,283,000	1,561,552
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22		283,000	225,322
Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46		195,000	252,623
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23		2,786,000	3,328,156
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23		1,736,000	2,174,044
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23		2,898,000	3,397,617

54 Diversified Income Trust

		Principal
CONVERTIBLE BONDS AND NOTES (4.0%)* cont.		amount	Value
Consumer cyclicals cont.
LVMH Moet Hennessy Louis Vuitton SA cv. sr. unsec. notes zero %,
2/16/21 (Units) (France)		$596	$255,058
Marriott Vacations Worldwide Corp. cv. sr. unsec. notes
1.50%, 9/15/22		2,045,000	2,050,057
Nexity SA cv. sr. unsec. notes 0.25%, 3/2/25 (Units) (France)	EUR	2,850	208,457
Priceline Group, Inc. (The) cv. sr. unsec. bonds 0.90%, 9/15/21		$3,371,000	3,908,730
Quotient Technology, Inc. cv. sr. unsec. notes 1.75%, 12/1/22		859,000	807,200
RH cv. sr. unsec. unsub. notes zero %, 6/15/23		1,515,000	1,639,518
Square, Inc. cv. sr. unsec. notes 0.50%, 5/15/23		2,130,000	2,368,294
Tesla, Inc. cv. sr. unsec. sub. notes 2.375%, 3/15/22		351,000	355,982
Valeo SA cv. sr. unsec. unsub. notes zero %, 6/16/21 (France)		400,000	381,229
			26,268,570
Consumer staples (0.3%)
Chegg, Inc. 144A cv. sr. unsec. notes 0.125%, 3/15/25		2,541,000	2,323,613
Etsy, Inc. 144A cv. sr. unsec. notes 0.125%, 10/1/26		259,000	254,530
IAC Financeco 2, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 6/15/26		4,083,000	4,249,696
Pinduoduo, Inc. 144A cv. sr. unsec. notes zero %, 10/1/24 (China)		389,000	396,616
Wayfair, Inc. 144A cv. sr. unsec. notes 1.125%, 11/1/24		1,735,000	2,091,512
Zillow Group, Inc. cv. sr. unsec. notes 1.50%, 7/1/23		1,784,000	1,566,575
			10,882,542
Energy (0.1%)
BP Capital Markets PLC cv. company guaranty sr. unsec. unsub.
notes 1.00%, 4/28/23 (United Kingdom)	GBP	300,000	459,469
CHC Group, LLC/CHC Finance, Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $372,917) ∆∆		$566,658	141,665
Cheniere Energy, Inc. cv. sr. unsec. unsub. notes 4.25%, 3/15/45		244,000	188,185
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes
5.50%, 9/15/26		1,355,000	809,613
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23		350,000	259,123
RAG-Stiftung cv. sr. unsec. unsub. notes zero %, 2/18/21 (Germany)	EUR	500,000	548,256
TOTAL SA cv. sr. unsec. unsub. notes 0.50%, 12/2/22 (France)		$800,000	840,560
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes
0.50%, 1/30/23		1,277,000	1,044,746
			4,291,617
Financials (0.2%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23 R		1,315,000	1,372,532
Deutsche Wohnen SE cv. sr. unsec. unsub. notes 0.60%,
1/5/26 (Germany)	EUR	600,000	694,955
Encore Capital Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 3.25%, 3/15/22		$1,088,000	1,100,191
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22 R		1,475,000	1,959,262
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23		2,092,000	2,139,654
Redfin Corp. cv. sr. unsec. notes 1.75%, 7/15/23		663,000	608,152
			7,874,746

Diversified Income Trust 55

		Principal
CONVERTIBLE BONDS AND NOTES (4.0%)* cont.		amount	Value
Health care (0.6%)
Bayer AG cv. sr. unsec. unsub. notes 0.05%, 6/15/20 (Germany)	EUR	400,000	$435,642
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
0.599%, 8/1/24		$1,796,000	1,765,462
CONMED Corp. 144A cv. sr. unsec. notes 2.625%, 2/1/24		1,075,000	1,330,420
DexCom, Inc. 144A cv. sr. unsec. notes 0.75%, 12/1/23		3,069,000	3,597,549
Exact Sciences Corp. cv. sr. unsec. notes 0.375%, 3/15/27		1,754,000	1,892,216
Fresenius Medical Care AG & Co KGaA cv. company guaranty sr.
unsec. unsub. notes 1.125%, 1/31/20 (Germany)	EUR	200,000	221,274
Illumina, Inc. cv. sr. unsec. notes zero %, 8/15/23		$1,865,000	2,063,157
Insulet Corp. 144A cv. sr. unsec. notes 0.375%, 9/1/26		1,997,000	2,024,776
Ironwood Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
0.75%, 6/15/24		883,000	816,775
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes
1.50%, 8/15/24 (Ireland)		3,249,000	3,127,254
Ligand Pharmaceuticals, Inc. cv. sr. unsec. sub. notes
0.75%, 5/15/23		317,000	264,204
Medicines Co. (The) cv. sr. unsec. notes 2.50%, 1/15/22		201,000	302,125
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24		1,039,000	1,422,609
Pacira Pharmaceuticals, Inc./Delaware cv. sr. unsec. sub. notes
2.375%, 4/1/22		1,341,000	1,318,834
Supernus Pharmaceuticals, Inc. cv. sr. unsec. notes 0.625%, 4/1/23		1,518,000	1,405,819
Tabula Rasa HealthCare, Inc. 144A cv. sr. unsec. sub. notes
1.75%, 2/15/26		1,114,000	1,206,404
Teladoc Health, Inc. cv. sr. unsec. notes 1.375%, 5/15/25		1,608,000	2,379,246
Wright Medical Group, Inc. cv. company guaranty sr. unsec. notes
1.625%, 6/15/23		1,548,000	1,476,006
			27,049,772
Technology (1.6%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25		3,929,000	4,497,224
Akamai Technologies, Inc. 144A cv. sr. unsec. notes 0.375%, 9/1/27		2,015,000	2,054,088
Carbonite, Inc. cv. sr. unsec. unsub. notes 2.50%, 4/1/22		676,000	643,717
Coupa Software, Inc. 144A cv. sr. unsec. notes 0.125%, 6/15/25		442,000	483,438
Cree, Inc. cv. sr. unsec. notes 0.875%, 9/1/23		1,349,000	1,477,204
DocuSign, Inc. 144A cv. sr. unsec. notes 0.50%, 9/15/23		2,278,000	2,556,470
Envestnet, Inc. cv. sr. unsec. sub. notes 1.75%, 12/15/19		1,263,000	1,281,945
Everbridge, Inc. cv. sr. unsec. unsub. notes 1.50%, 11/1/22		94,000	177,678
Five9, Inc. cv. sr. unsec. notes 0.125%, 5/1/23		677,000	974,171
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25		1,418,000	1,623,702
HubSpot, Inc. cv. sr. unsec. notes 0.25%, 6/1/22		116,000	194,080
Inphi Corp. cv. sr. unsec. notes 0.75%, 9/1/21		1,560,000	1,935,927
iQIYI, Inc. 144A cv. sr. unsec. notes 2.00%, 4/1/25 (China)		220,000	190,744
J2 Global, Inc. cv. sr. unsec. notes 3.25%, 6/15/29		955,000	1,354,029
LivePerson, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/24		637,000	742,647
Lumentum Holdings, Inc. cv. sr. unsec. unsub. notes
0.25%, 3/15/24		1,097,000	1,269,789
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27		2,529,000	3,255,616
New Relic, Inc. cv. sr. unsec. notes 0.50%, 5/1/23		1,894,000	1,792,837
Nice Systems, Inc. cv. company guaranty sr. unsec. notes
1.25%, 1/15/24		159,000	283,591

56 Diversified Income Trust

		Principal
CONVERTIBLE BONDS AND NOTES (4.0%)* cont.		amount	Value
Technology cont.
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25		$2,329,000	$2,282,420
Okta, Inc. 144A cv. sr. unsec. notes 0.125%, 9/1/25		371,000	335,906
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23		2,845,000	3,420,966
OSI Systems, Inc. cv. sr. unsec. unsub. notes 1.25%, 9/1/22		186,000	208,050
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.75%, 7/1/23		3,711,000	3,902,272
Pluralsight, Inc. 144A cv. sr. unsec. notes 0.375%, 3/1/24		2,824,000	2,421,485
Proofpoint, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 8/15/24		2,004,000	2,169,611
Rapid7, Inc. cv. sr. unsec. notes 1.25%, 8/1/23		704,000	912,397
RealPage, Inc. cv. sr. unsec. notes 1.50%, 11/15/22		123,000	194,186
SailPoint Technologies Holding, Inc. 144A cv. sr. unsec. notes
0.125%, 9/15/24		975,000	926,495
ServiceNow, Inc. cv. sr. unsec. unsub. notes zero %, 6/1/22		150,000	287,095
Silicon Laboratories, Inc. cv. sr. unsec. notes 1.375%, 3/1/22		767,000	997,651
Snap, Inc. 144A cv. sr. unsec. notes 0.75%, 8/1/26		1,935,000	1,986,902
Splunk, Inc. cv. sr. unsec. notes 1.125%, 9/15/25		4,290,000	4,689,507
STMicroelectronics NV cv. sr. unsec. notes 0.25%, 7/3/24 (France)		400,000	478,076
STMicroelectronics NV cv. sr. unsec. notes zero %, 7/3/22 (France)		200,000	231,786
Talend SA 144A cv. sr. unsec. notes 1.75%, 9/1/24 (France)	EUR	186,000	196,142
Twilio, Inc. cv. sr. unsec. notes 0.25%, 6/1/23 (acquired 11/8/18,
cost $177,729) ∆∆		$122,000	203,590
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21		3,268,000	3,216,938
Ubisoft Entertainment SA cv. sr. unsec. notes zero %, 9/27/21
(Units) (France)	EUR	3,000	216,925
Verint Systems, Inc. cv. sr. unsec. notes 1.50%, 6/1/21		$1,161,000	1,167,323
Viavi Solutions, Inc. cv. sr. unsec. notes 1.75%, 6/1/23		1,284,000	1,543,753
Western Digital Corp. cv. company guaranty sr. unsec. notes
1.50%, 2/1/24		193,000	184,798
Wix.com, Ltd. cv. sr. unsec. notes zero %, 7/1/23 (Israel)		1,502,000	1,663,672
Workday, Inc. cv. sr. unsec. notes 0.25%, 10/1/22		2,096,000	2,747,604
Zendesk, Inc. cv. sr. unsec. notes 0.25%, 3/15/23		1,536,000	2,028,270
Zynga, Inc. 144A cv. sr. unsec. notes 0.25%, 6/1/24		1,437,000	1,430,356
			66,833,073
Transportation (—%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24		1,242,000	1,157,164
DP World, Ltd. cv. sr. unsec. unsub. notes 1.75%, 6/19/24
(United Arab Emirates)		200,000	199,184
			1,356,348
Utilities and power (0.1%)
Eni SpA cv. sr. unsec. unsub. notes zero %, 4/13/22 (Italy)	EUR	200,000	228,843
Iberdrola International BV cv. company guaranty sr. unsec. unsub.
notes zero %, 11/11/22 (Spain)	EUR	300,000	389,879
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48		$2,822,000	3,171,523
SUEZ cv. sr. unsec. notes zero %, 2/27/20 (Units) (France)	EUR	19,037	384,546
Veolia Environnement SA cv. sr. unsec. notes zero %, 3/15/21
(Units) (France)	EUR	10,519	344,630
			4,519,421
Total convertible bonds and notes (cost $173,404,666)			$172,141,398

Diversified Income Trust 57

	Principal
SENIOR LOANS (2.0%)*c	amount	Value
Basic materials (0.1%)
Alpha 3 BV bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 3.00%), 5.104%, 1/31/24	$2,053,266	$2,022,467
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 5.256%, 9/6/24	1,313,441	1,249,411
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 4.604%, 3/1/26	1,270,615	1,266,380
		4,538,258
Capital goods (0.3%)
Berry Global Group, Inc. bank term loan FRN Ser. U, (BBA LIBOR
USD 3 Month + 2.50%), 4.549%, 5/15/26	1,825,426	1,833,101
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.59%, 4/3/24	2,000,518	1,957,173
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.044%, 5/31/25	2,343,865	2,321,012
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.794%, 2/5/23	1,634,566	1,635,842
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.044%, 3/28/25	2,781,065	2,661,710
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 6.044%, 11/15/23	2,414,262	2,291,538
		12,700,376
Communication services (0.2%)
Asurion, LLC bank term loan FRN Ser. B7, (BBA LIBOR USD 3 Month
+ 3.00%), 5.044%, 11/3/24	1,823,766	1,828,976
CenturyLink, Inc. bank term loan FRN Ser. B, 4.794%, 1/31/25	2,089,683	2,073,575
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3,
(BBA LIBOR USD 3 Month + 3.75%), 5.804%, 11/27/23	1,345,000	1,346,345
Sprint Communications, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 5.063%, 2/3/24	4,089,399	4,077,470
		9,326,366
Consumer cyclicals (0.7%)
Cineworld Finance US, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 4.294%, 2/28/25	1,426,858	1,417,583
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.544%, 8/9/26	1,400,000	1,403,501
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	2,041,048	2,033,394
Diamond Sports Group, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.30%, 8/24/26	75,000	75,328
Golden Nugget, Inc./NV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.80%, 10/4/23	1,461,163	1,457,104
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 6.032%, 5/1/26	690,068	694,237
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.509%, 5/21/24	2,702,083	918,709
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.252%, 10/16/23	1,129,393	775,517
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.53%, 11/6/24	4,263,825	4,245,171
PetSmart, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 6.04%, 3/11/22	1,670,000	1,627,554

58 Diversified Income Trust

	Principal
SENIOR LOANS (2.0%)*c cont.	amount	Value
Consumer cyclicals cont.
Refinitiv US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 5.794%, 10/1/25	$4,627,035	$4,651,614
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.063%, 2/28/26	1,360,000	1,142,400
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.313%, 2/28/25	2,001,857	1,816,686
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 4.876%, 8/14/24	89,772	88,923
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 9.104%, 11/28/22	2,689,077	2,655,463
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 5.00%), 7.104%, 5/30/26	2,067,000	1,864,176
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 6.044%, 7/24/24	1,771,027	1,722,324
		28,589,684
Consumer staples (0.4%)
Albertson’s, LLC bank term loan FRN Ser. B7, (BBA LIBOR USD
3 Month + 2.75%), 4.794%, 11/17/25	1,376,691	1,384,650
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.044%, 7/12/24	2,683,309	2,670,730
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.514%, 6/21/24	4,682,149	4,557,290
CEC Entertainment, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 6.50%), 8.544%, 8/30/26	4,545,000	4,439,897
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 5.55%, 2/5/25	1,636,692	1,628,168
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.624%, 9/7/23	1,608,445	1,221,413
		15,902,148
Energy (0.2%)
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 10.38%), 12.419%, 12/31/21	1,485,000	1,291,950
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.794%, 12/31/22	1,088,000	974,440
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.796%, 4/16/21	103,751	102,843
HFOTCO, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 4.80%, 6/26/25	3,209,375	3,181,293
Lower Cadence Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 6.054%, 5/9/26	1,369,000	1,329,641
		6,880,167
Health care (—%)
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.604%, 4/21/24	1,021,487	826,894
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.563%, 6/1/25	455,606	439,945
		1,266,839

Diversified Income Trust 59

	Principal
SENIOR LOANS (2.0%)*c cont.	amount	Value
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.334%, 12/15/24	$3,374,888	$3,197,706
Kronos, Inc./MA bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.253%, 11/1/23	606,180	607,317
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.287%, 11/3/23	795,370	727,764
		4,532,787
Total senior loans (cost $87,744,939)		$83,736,625

	Principal
ASSET-BACKED SECURITIES (1.8%)*	amount	Value
Finance of America Structured Securities Trust 144A Ser. 19-HB1,
Class M5, 6.00%, 4/25/29 W	$7,185,000	$6,860,854
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
2.868%, 11/25/51	3,325,000	3,325,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
2.818%, 6/25/52	2,676,000	2,676,000
Nationstar HECM Loan Trust 144A
Ser. 18-2A, Class M5, 6.00%, 7/25/28 W	2,739,000	2,690,810
Ser. 18-1A, Class M5, 6.00%, 2/25/28 W	4,730,000	4,709,188
RMF Buyout Issuance Trust 144A Ser. 19-1, Class M5,
6.00%, 7/25/29 W	324,000	319,163
Station Place Securitization Trust 144A
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
2.787%, 10/24/20	9,346,000	9,346,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 9/24/20	20,147,000	20,147,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 6/24/20	20,210,000	20,210,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
2.668%, 8/25/52	5,642,000	5,642,000
Total asset-backed securities (cost $75,693,714)		$75,926,015

COMMON STOCKS (—%)*	Shares	Value
Nine Point Energy F	35,852	$71,704
Total common stocks (cost $474,672)		$71,704

SHORT-TERM INVESTMENTS (25.0%)*	Principal amount	Value
Albermarle Corp. commercial paper 2.275%, 10/11/19	$13,000,000	$12,989,633
Ameren Illinois Co. commercial paper 2.284%, 10/16/19	10,000,000	9,989,960
American Electric Power Co., Inc. commercial paper
2.294%, 10/2/19	10,000,000	9,998,663
AT&T, Inc. commercial paper 2.421%, 12/6/19	10,000,000	9,956,822
Avery Dennison Corp. commercial paper 2.265%, 10/25/19	10,000,000	9,984,583
Barclays Bank PLC CCP asset -backed commercial paper
2.325%, 10/21/19	5,000,000	4,993,823
Bell Canada, Inc. commercial paper 2.340%, 10/18/19	10,000,000	9,988,130
Bell Canada, Inc. commercial paper 2.249%, 11/5/19	5,000,000	4,988,240

60 Diversified Income Trust

SHORT-TERM INVESTMENTS (25.0%)* cont.	Principal amount	Value
Boston Scientific Corp. commercial paper 2.403%, 10/7/19	$3,500,000	$3,498,401
Boston Scientific Corp. commercial paper 2.370%, 11/8/19	4,000,000	3,990,137
BPCE SA commercial paper 2.614%, 11/1/19	7,000,000	6,987,699
CAFCO, LLC asset-backed commercial paper 2.011%, 3/9/20	6,000,000	5,947,541
CenterPoint Energy Resources Corp. commercial paper
2.254%, 10/1/19	5,278,000	5,277,682
Chariot Funding, LLC asset-backed commercial paper
2.283%, 10/15/19	8,000,000	7,993,233
CHARTA, LLC asset-backed commercial paper 2.020%, 2/14/20	10,000,000	9,924,536
Cigna Corp. commercial paper 2.308%, 11/14/19	10,000,000	9,971,500
Cigna Corp. commercial paper 2.284%, 10/18/19	5,000,000	4,994,360
Collateralized Commercial Paper Co., LLC asset-backed
commercial paper 2.048%, 1/28/20	5,000,000	4,966,450
CRH America Finance, Inc. commercial paper 2.280%, 12/6/19	10,000,000	9,957,381
Dominion Energy, Inc. commercial paper 2.275%, 10/24/19	10,000,000	9,984,947
Dominion Energy, Inc. commercial paper 2.245%, 10/28/19	5,400,000	5,390,483
E. I. du Pont de Nemours & Co. commercial paper 2.260%, 12/9/19	6,500,000	6,471,221
E. I. du Pont de Nemours & Co. commercial paper 2.256%, 11/6/19	2,920,000	2,913,278
Eastman Chemical Co. commercial paper 2.223%, 10/1/19	13,152,000	13,151,117
Enbridge US, Inc. commercial paper 2.313%, 11/15/19	5,000,000	4,985,427
ENGIE SA commercial paper 2.582%, 10/10/19	10,000,000	9,993,908
ENGIE SA commercial paper 2.582%, 10/7/19	10,000,000	9,995,664
Eni Finance USA, Inc. commercial paper 2.318%, 12/4/19	2,000,000	1,991,586
Entergy Corp. commercial paper 2.476%, 10/18/19	10,000,000	9,988,005
ERAC USA Finance, LLC commercial paper 2.259%, 11/26/19	13,500,000	13,451,094
ERAC USA Finance, LLC commercial paper 2.255%, 10/29/19	10,000,000	9,981,730
ETP Legacy LP commercial paper 2.550%, 10/1/19	20,000,000	19,998,507
Fidelity National Information Services, Inc. commercial paper
2.201%, 10/2/19	11,000,000	10,998,530
Fortive Corp. commercial paper 2.354%, 10/16/19	10,000,000	9,989,960
Fortive Corp. commercial paper 2.284%, 10/1/19	3,676,000	3,675,753
General Motors Financial Co., Inc. commercial paper
2.365%, 10/18/19	10,000,000	9,987,340
Humana, Inc. commercial paper 2.340%, 11/18/19	5,000,000	4,982,741
Interest in $24,972,000 tri-party repurchase agreement dated
9/30/19 with Citigroup Global Markets, Inc. due 10/1/19 —
maturity value of $24,973,630 for an effective yield of 2.350%
(collateralized by various mortgage backed securities and
a U.S. Treasury note with coupon rates ranging from 1.625%
to 4.660% and due dates ranging from 7/31/20 to 3/15/60, valued
at $25,471,510)	24,972,000	24,972,000
Keurig Dr Pepper, Inc. commercial paper 2.358%, 11/12/19	10,000,000	9,972,779
Kinder Morgan, Inc./DE commercial paper 2.280%, 10/1/19	12,050,000	12,049,101
Magna International, Inc. commercial paper 2.211%, 10/3/19	10,000,000	9,998,004
Manhattan Asset Funding Co., LLC asset-backed commercial
paper 2.131%, 12/6/19	10,000,000	9,961,308
Marriott International, Inc./MD commercial paper
2.229%, 11/15/19	7,475,000	7,453,213
Mid-America Apartments LP commercial paper 2.253%, 10/16/19	14,000,000	13,985,944
Mohawk Industries, Inc. commercial paper 2.252%, 10/2/19	10,000,000	9,998,663
National Grid PLC commercial paper 2.410%, 10/2/19	13,000,000	12,998,262

Diversified Income Trust 61

	Principal amount/
SHORT-TERM INVESTMENTS (25.0%)* cont.		shares	Value
NextEra Energy Capital Holdings, Inc. commercial paper
2.471%, 10/2/19		$4,800,000	$4,799,358
Nutrien, Ltd. commercial paper 2.256%, 10/11/19		11,250,000	11,241,905
Old Line Funding, LLC asset-backed commercial paper
2.092%, 11/20/19		6,000,000	5,982,906
Puget Sound Energy, Inc. commercial paper 2.213%, 10/15/19		4,372,000	4,367,883
Putnam Short Term Investment Fund 2.05% L	Shares	257,136,539	257,136,539
Reckitt Benckiser Treasury Services PLC commercial paper
2.469%, 11/6/19		$10,000,000	9,977,368
Rogers Communications, Inc. commercial paper 2.273%, 10/7/19		5,000,000	4,997,715
Rogers Communications, Inc. commercial paper
2.223%, 10/17/19		10,000,000	9,989,342
Schlumberger Holdings Corp. commercial paper 2.101%, 10/4/19		6,000,000	5,998,321
Sheffield Receivables Co., LLC asset-backed commercial paper
2.755%, 12/18/19		5,000,000	4,976,816
Societe Generale SA commercial paper 2.093%, 11/26/19		6,000,000	5,980,848
Stanley Black & Decker, Inc. commercial paper 2.121%, 10/7/19		20,000,000	19,990,278
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.88% P	Shares	49,646,000	49,646,000
Suncor Energy, Inc. commercial paper 2.476%, 10/23/19		$9,000,000	8,987,028
Thunder Bay Funding, LLC asset-backed commercial paper
2.254%, 11/5/19		10,000,000	9,979,640
Tyson Foods, Inc. commercial paper 2.223%, 10/1/19		20,622,000	20,620,615
U.S. Treasury Bills 2.060%, 12/5/19 # ∆ §		2,135,000	2,128,118
U.S. Treasury Bills 2.047%, 12/12/19 # ∆ §		25,617,000	25,525,974
U.S. Treasury Bills 2.030%, 11/21/19 # ∆ §		12,364,000	12,332,577
U.S. Treasury Bills 2.028%, 10/10/19 # ∆ § Φ		42,379,000	42,360,274
U.S. Treasury Bills 1.974%, 11/14/19 # ∆ §		14,696,000	14,664,024
U.S. Treasury Bills 1.911%, 1/2/20 # §		3,273,000	3,257,690
U.S. Treasury Bills 1.886%, 11/7/19 # ∆ §		27,699,000	27,650,034
U.S. Treasury Bills 1.873%, 3/12/20 # ∆ § Φ		36,057,000	35,764,360
U.S. Treasury Bills zero%, 6/18/20 [i]		948,000	935,771
UnitedHealth Group, Inc. commercial paper 2.153%, 10/18/19		15,000,000	14,983,695
Ventas Realty LP commercial paper 2.502%, 10/1/19		10,000,000	9,999,329
Victory Receivables Corp. asset-backed commercial paper
2.161%, 12/12/19		10,000,000	9,957,072
Walgreens Boots Alliance, Inc. commercial paper
2.290%, 10/30/19		9,275,000	9,257,455
Welltower, Inc. commercial paper 2.254%, 10/4/19		10,000,000	9,997,350
Total short-term investments (cost $1,069,194,142)			$1,069,205,624

TOTAL INVESTMENTS
Total investments (cost $6,396,272,434)	$6,459,840,239

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna

62 Diversified Income Trust

EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar

Key to holding’s abbreviations

bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through September 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $4,274,674,600.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $345,255, or less than 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $10,827,609 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $57,075,004 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Diversified Income Trust 63

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $3,860,288 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $91,189,022 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $3,263,246,895 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	86.9%	Argentina	0.8%
Greece	2.5	France	0.7
Canada	1.5	Ivory Coast	0.5
Brazil	1.3	Bermuda	0.5
United Kingdom	0.9	Dominican Republic	0.5
Mexico	0.8	Other	2.3
Indonesia	0.8	Total	100.0%

64 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $1,752,798,118)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/16/19	$115,745	$945,691	$(829,946)
	Brazilian Real	Buy	10/2/19	32,190,327	34,703,107	(2,512,780)
	Brazilian Real	Sell	10/2/19	32,190,327	32,765,681	575,354
	Brazilian Real	Sell	2/4/20	2,199,121	1,988,092	(211,029)
	British Pound	Buy	12/18/19	8,040,153	8,010,090	30,063
	Canadian Dollar	Buy	10/16/19	9,379,548	9,497,574	(118,026)
	Canadian Dollar	Sell	10/16/19	9,379,548	9,379,332	(216)
	Czech Koruna	Buy	12/18/19	5,078,081	5,121,971	(43,890)
	Euro	Sell	12/18/19	5,825,930	5,819,723	(6,207)
	Mexican Peso	Buy	10/16/19	16,481,110	16,667,905	(186,795)
	New Zealand Dollar	Buy	10/16/19	25,718,727	26,876,507	(1,157,780)
	New Zealand Dollar	Sell	10/16/19	25,718,727	26,580,965	862,238
	Norwegian Krone	Buy	12/18/19	31,958,569	32,086,837	(128,268)
	Russian Ruble	Buy	12/18/19	16,602,757	16,212,822	389,935
	Swedish Krona	Sell	12/18/19	17,218,404	17,370,407	152,003
Barclays Bank PLC
	Canadian Dollar	Sell	10/16/19	34,259,959	34,701,064	441,105
	Euro	Sell	12/18/19	24,456,401	24,646,864	190,463
	Japanese Yen	Buy	11/20/19	17,447,808	17,831,235	(383,427)
	New Zealand Dollar	Sell	10/16/19	14,172,792	15,127,098	954,306
	Norwegian Krone	Buy	12/18/19	7,279,150	7,307,114	(27,964)
	Swedish Krona	Sell	12/18/19	8,728,555	8,803,840	75,285
Citibank, N.A.
	Australian Dollar	Buy	10/16/19	8,384,758	8,409,486	(24,728)
	Australian Dollar	Sell	10/16/19	8,384,758	8,710,009	325,251
	Brazilian Real	Buy	10/2/19	16,838,229	18,032,641	(1,194,412)
	Brazilian Real	Sell	10/2/19	16,838,229	16,960,485	122,256
	Brazilian Real	Sell	2/4/20	919,109	922,835	3,726
	Canadian Dollar	Buy	10/16/19	12,156	303,164	(291,008)
	Euro	Sell	12/18/19	19,578,235	19,855,070	276,835
	Japanese Yen	Buy	11/20/19	35,324,837	36,102,164	(777,327)
	New Zealand Dollar	Sell	10/16/19	5,960,980	6,599,453	638,473
Credit Suisse International
	Australian Dollar	Buy	10/16/19	18,303,034	18,299,653	3,381
	Australian Dollar	Sell	10/16/19	18,303,034	18,287,002	(16,032)
	Canadian Dollar	Buy	10/16/19	17,915,019	17,927,362	(12,343)
	Canadian Dollar	Sell	10/16/19	17,915,019	17,951,172	36,153
	Euro	Sell	12/18/19	3,458,497	3,414,618	(43,879)
Goldman Sachs International
	Australian Dollar	Buy	10/16/19	43,970,393	44,117,773	(147,380)
	Australian Dollar	Sell	10/16/19	43,970,393	45,190,158	1,219,765
	Brazilian Real	Buy	2/4/20	17,467,259	17,448,501	18,758
	British Pound	Sell	12/18/19	1,313,136	1,302,571	(10,565)
	Canadian Dollar	Buy	10/16/19	17,872,814	17,885,061	(12,247)

Diversified Income Trust 65

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $1,752,798,118) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International cont.
	Canadian Dollar	Sell	10/16/19	$17,872,814	$17,863,614	$(9,200)
	Euro	Sell	12/18/19	24,225,710	24,424,210	198,500
	Indian Rupee	Buy	11/20/19	16,868,091	17,029,068	(160,977)
	Indonesian Rupiah	Buy	11/20/19	17,409,023	16,926,452	482,571
	Japanese Yen	Sell	11/20/19	26,110,615	26,231,242	120,627
	New Taiwan Dollar	Sell	11/20/19	17,110,950	16,562,617	(548,333)
	New Zealand Dollar	Sell	10/16/19	26,635,647	27,562,836	927,189
	Norwegian Krone	Buy	12/18/19	15,407,062	15,468,688	(61,626)
	Russian Ruble	Buy	12/18/19	16,602,755	16,200,989	401,766
	South Korean Won	Sell	11/20/19	15,875,523	16,965,432	1,089,909
	Swedish Krona	Sell	12/18/19	15,187,731	15,290,374	102,643
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/16/19	12,825,947	13,160,388	(334,441)
	British Pound	Buy	12/18/19	3,153,574	3,122,533	31,041
	Canadian Dollar	Buy	10/16/19	193,580	193,698	(118)
	Canadian Dollar	Sell	10/16/19	193,580	195,808	2,228
	Euro	Sell	12/18/19	10,573,948	10,657,956	84,008
	Indonesian Rupiah	Sell	11/20/19	263,763	118,800	(144,963)
	Japanese Yen	Sell	11/20/19	35,634,301	35,815,382	181,081
	New Zealand Dollar	Sell	10/16/19	2,840,835	2,385,389	(455,446)
	Norwegian Krone	Buy	12/18/19	4,043,135	4,097,560	(54,425)
	South Korean Won	Sell	11/20/19	16,749,143	17,407,593	658,450
	Swedish Krona	Sell	12/18/19	17,608,505	17,763,554	155,049
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/16/19	17,774,079	18,025,379	(251,300)
	Australian Dollar	Sell	10/16/19	17,774,079	17,895,906	121,827
	Canadian Dollar	Buy	10/16/19	30,346,465	30,399,813	(53,348)
	Canadian Dollar	Sell	10/16/19	30,346,465	30,694,868	348,403
	Euro	Sell	12/18/19	51,512,898	51,698,278	185,380
	Japanese Yen	Sell	11/20/19	17,536,153	17,860,218	324,065
	Mexican Peso	Buy	10/16/19	17,108,238	17,383,246	(275,008)
	Mexican Peso	Sell	10/16/19	17,108,238	17,042,267	(65,971)
	New Zealand Dollar	Sell	10/16/19	39,027,405	41,097,596	2,070,191
	Swedish Krona	Sell	12/18/19	12,156,600	12,263,426	106,826
	Swiss Franc	Sell	12/18/19	943,406	999,816	56,410
NatWest Markets PLC
	Australian Dollar	Buy	10/16/19	40,911,727	42,352,568	(1,440,841)
	Canadian Dollar	Buy	10/16/19	17,578,821	17,856,678	(277,857)
	Canadian Dollar	Sell	10/16/19	17,578,821	17,588,794	9,973
	Euro	Sell	12/18/19	13,414,822	13,522,868	108,046
	Indian Rupee	Sell	11/20/19	830,015	362,953	(467,062)
	Japanese Yen	Buy	11/20/19	31,479,224	32,458,210	(978,986)
	New Taiwan Dollar	Sell	11/20/19	17,525,076	16,974,941	(550,135)
	Swedish Krona	Sell	12/18/19	16,922,315	17,066,129	143,814

66 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $1,752,798,118) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/16/19	$52,659,910	$53,276,359	$(616,449)
	Australian Dollar	Sell	10/16/19	52,659,910	53,564,908	904,998
	British Pound	Buy	12/18/19	17,763,724	17,820,478	(56,754)
	Canadian Dollar	Buy	10/16/19	44,961,118	45,103,719	(142,601)
	Canadian Dollar	Sell	10/16/19	44,961,118	45,009,228	48,110
	Euro	Sell	12/18/19	23,352,286	23,571,490	219,204
	Israeli Shekel	Buy	10/16/19	1,982,311	1,953,808	28,503
	Israeli Shekel	Sell	10/16/19	1,982,311	1,966,939	(15,372)
	Japanese Yen	Buy	11/20/19	3,950	639,998	(636,048)
	Norwegian Krone	Buy	12/18/19	12,192,651	12,239,691	(47,040)
	Swedish Krona	Sell	12/18/19	7,659,708	7,570,440	(89,268)
UBS AG
	Australian Dollar	Buy	10/16/19	2,707,109	2,811,693	(104,584)
	Australian Dollar	Sell	10/16/19	2,707,109	2,704,986	(2,123)
	Euro	Sell	12/18/19	15,675,898	15,798,297	122,399
	Japanese Yen	Sell	11/20/19	8,472,286	8,514,991	42,705
	Swedish Krona	Sell	12/18/19	17,119,398	17,269,155	149,757
	Swiss Franc	Buy	12/18/19	3,730,959	3,755,579	(24,620)
WestPac Banking Corp.
	Australian Dollar	Buy	10/16/19	157,208	1,439,710	(1,282,502)
	Canadian Dollar	Buy	10/16/19	19,119,681	19,084,590	35,091
	Canadian Dollar	Sell	10/16/19	19,119,681	19,068,617	(51,064)
	Euro	Sell	12/18/19	478,267	482,208	3,941
Unrealized appreciation						15,780,055
Unrealized (depreciation)						(17,334,711)
Total						$(1,554,656)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Bund 10 yr (Short)	1,375	$261,145,208	$261,145,287	Dec-19	$(539,301)
Euro-Dollar 90 day (Long)	3,717	3,717,000,000	913,731,525	Mar-20	(1,066,386)
Euro-Dollar 90 day (Short)	3,717	3,717,000,000	916,286,963	Mar-21	(2,576,064)
Euro-Schatz 2 yr (Short)	765	93,662,074	93,662,102	Dec-19	273,657
U.S. Treasury Bond Ultra 30 yr (Long)	133	25,523,531	25,523,531	Dec-19	(531,838)
U.S. Treasury Note 2 yr (Long)	726	156,453,000	156,453,000	Dec-19	(383,539)
U.S. Treasury Note 5 yr (Short)	1,397	166,450,368	166,450,368	Dec-19	968,208
Unrealized appreciation					1,241,865
Unrealized (depreciation)					(5,097,128)
Total					$(3,855,263)

Diversified Income Trust 67

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/19 (premiums $113,239,629)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Barclays Bank PLC
1.482/3 month USD-LIBOR-BBA/Dec-24	Dec-19/1.482		$174,444,400	$1,074,578
Citibank, N.A.
1.475/3 month USD-LIBOR-BBA/Dec-24	Dec-19/1.475		1,117,613,500	7,085,670
Goldman Sachs International
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823		311,113,500	989,341
1.722/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	28,942,000	1,257,241
(1.722)/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	28,942,000	4,341,448
JPMorgan Chase Bank N.A.
3.415/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.415		$787,757,000	788
2.975/3 month USD-LIBOR-BBA/Nov-23	Nov-20/2.975		196,939,100	25,602
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	63,672,400	1,082,636
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$196,939,100	1,782,299
(2.975)/3 month USD-LIBOR-BBA/Nov-23	Nov-20/2.975		196,939,100	8,974,515
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	63,672,400	10,167,061
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$196,939,100	28,367,108
Morgan Stanley & Co. International PLC
3.3975/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.3975		787,757,000	788
2.7225/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.7225		61,047,700	7,936
2.715/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.715		61,047,700	9,768
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664		133,334,500	226,669
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		22,892,700	445,034
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		22,892,700	458,770
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		58,978,200	2,114,368
(2.75)/3 month USD-LIBOR-BBA/Dec-47	Dec-24/2.75		10,000,000	2,127,400
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		22,892,700	2,785,126
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		58,978,200	2,808,542
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		22,892,700	2,844,647
(2.715)/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.715		61,047,700	6,578,500
(2.7225)/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.7225		61,047,700	6,615,129
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		44,214,400	9,774,035
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		44,214,400	11,796,402
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		44,214,400	11,802,592
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		44,214,400	11,804,803
UBS AG
0.498/6 month EUR-EURIBOR-Reuters/Jan-30	Jan-20/0.498	EUR	116,296,100	30,422
(1.30)/3 month USD-LIBOR-BBA/Aug-26	Aug-21/1.30		$125,328,500	1,812,250
0.385/6 month EUR-EURIBOR-Reuters/Sep-34	Sep-24/0.385	EUR	41,796,700	2,046,845
(0.385)/6 month EUR-EURIBOR-Reuters/Sep-34	Sep-24/0.385	EUR	41,796,700	2,385,784
1.30/3 month USD-LIBOR-BBA/Aug-26	Aug-21/1.30		$125,328,500	2,774,769
Total				$146,398,866

68 Diversified Income Trust

WRITTEN OPTIONS OUTSTANDING at 9/30/19 (premiums $9,900,018)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 66.00	$209,680,001	AUD	310,660,050	$842,494
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 66.00	209,680,001	AUD	310,660,050	842,494
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Oct-19/$101.72	266,000,000		$266,000,000	712,880
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/100.74	282,000,000		282,000,000	516,624
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/100.24	282,000,000		282,000,000	286,794
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Oct-19/99.05	183,000,000		183,000,000	183
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Oct-19/99.24	183,000,000		183,000,000	183
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Oct-19/99.77	183,000,000		183,000,000	183
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Oct-19/99.59	183,000,000		183,000,000	183
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Oct-19/99.96	183,000,000		183,000,000	183
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Oct-19/99.43	183,000,000		183,000,000	183
Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Put)	Oct-19/102.94	69,000,000		69,000,000	242,673
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Nov-19/104.00	188,000,000		188,000,000	243,272
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Nov-19/104.19	188,000,000		188,000,000	121,072
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Nov-19/104.09	188,000,000		188,000,000	95,316
Total					$3,904,717

Diversified Income Trust 69

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/19
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A.
1.304/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	30,236,900	$(4,900,197)	$6,311,539
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$357,636,500	(3,299,197)	3,326,019
1.053/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	15,990,750	(3,647,054)	3,049,398
(1.053)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	15,990,750	(3,647,054)	(913,634)
(1.304)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	30,236,900	(2,450,099)	(1,222,364)
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$357,636,500	(3,299,197)	(2,195,888)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	1,758,437,400	(889,457)	1,803,079
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	1,758,437,400	(889,457)	(800,140)
Citibank, N.A.
1.765/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765		$335,284,100	(4,492,807)	2,474,397
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		11,217,000	(1,444,189)	1,101,397
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		11,217,000	(1,444,189)	(895,117)
(1.765)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765		335,284,100	(4,492,807)	(2,692,331)
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		250,345,100	2,290,658	423,083
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		250,345,100	2,290,658	(445,614)
Goldman Sachs International
1.755/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755		335,284,100	(4,509,571)	2,357,047
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	704,973
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	(605,288)
(1.755)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755		335,284,100	(4,509,571)	(2,652,097)
JPMorgan Chase Bank N.A.
1.921/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	29,488,100	(3,771,047)	7,169,272
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$41,743,200	(5,828,394)	5,841,126
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		11,217,000	(1,734,148)	1,193,264

70 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/19 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A. cont.
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		$18,696,100	$(1,080,635)	$809,354
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		11,217,000	(1,203,584)	(768,701)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		18,696,100	(1,944,394)	(930,131)
(1.921)/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	29,488,100	(3,771,047)	(2,715,234)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$41,743,200	(5,828,394)	(4,964,936)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		28,548,700	(3,257,407)	7,331,592
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		11,217,000	(1,206,949)	1,028,823
1.5775/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775		258,104,600	(1,422,156)	369,090
(1.5775)/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775		258,104,600	(1,422,156)	(456,845)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		11,217,000	(1,718,444)	(1,047,219)
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		28,548,700	(3,257,407)	(2,595,648)
2.39/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		116,296,100	6,122,990	2,720,166
(2.39)/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		116,296,100	6,122,990	(4,119,208)
UBS AG
(0.762)/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	11,981,800	(1,105,033)	(53,478)
0.762/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	11,981,800	(1,105,033)	(79,259)
(0.43)/6 month EUR-EURIBOR-
Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	11,145,900	893,551	128,409
0.43/6 month EUR-EURIBOR-Reuters/
Aug-39 (Written)	Aug-29/0.43	EUR	11,145,900	893,551	(5,831)
Unrealized appreciation					48,142,028
Unrealized (depreciation)					(30,158,963)
Total					$17,983,065

Diversified Income Trust 71

TBA SALE COMMITMENTS OUTSTANDING at 9/30/19 (proceeds receivable $140,562,656)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 5.00%, 10/1/49	$3,000,000	10/21/19	$3,162,422
Uniform Mortgage-Backed Securities, 5.00%, 10/1/49	3,000,000	10/10/19	3,213,516
Uniform Mortgage-Backed Securities, 4.50%, 10/1/49	35,000,000	10/10/19	36,851,171
Uniform Mortgage-Backed Securities, 2.50%, 10/1/49	98,000,000	10/10/19	97,555,942
Total			$140,783,051

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$22,861,000	$8,622,026	$(780)	11/8/48	3 month USD-	3.312% —	$8,847,010
				LIBOR-BBA —	Semiannually
				Quarterly
196,939,100	25,827,972	(2,789)	1/3/29	3.065% —	3 month USD-	(26,158,176)
				Semiannually	LIBOR-BBA —
					Quarterly
108,710,600	14,548,631	(1,539)	3/4/29	3 month USD-	3.073% —	14,623,753
				LIBOR-BBA —	Semiannually
				Quarterly
590,817,900	1,279,712	(296,839)	1/22/20	3 month USD-	2.86% —	1,567,590
				LIBOR-BBA —	Semiannually
				Quarterly
14,277,900	316,812 E	(80)	2/2/24	3 month USD-	2.5725% —	316,733
				LIBOR-BBA —	Semiannually
				Quarterly
36,954,400	788,570 E	(206)	2/2/24	2.528% —	3 month USD-	(788,776)
				Semiannually	LIBOR-BBA —
					Quarterly
28,359,200	2,788,418	(376)	2/13/29	2.6785% —	3 month USD-	(2,806,095)
				Semiannually	LIBOR-BBA —
					Quarterly
77,357,200	2,518,132 E	(15,655)	12/2/23	3 month USD-	2.536% —	2,502,476
				LIBOR-BBA —	Semiannually
				Quarterly
26,743,500	592,128 E	(4,569)	2/2/24	3 month USD-	2.57% —	587,558
				LIBOR-BBA —	Semiannually
				Quarterly
12,348,596	1,432,758 E	(175)	3/5/30	3 month USD-	2.806% —	1,432,583
				LIBOR-BBA —	Semiannually
				Quarterly
23,163,600	2,346,148 E	(328)	3/16/30	2.647% —	3 month USD-	(2,346,476)
				Semiannually	LIBOR-BBA —
					Quarterly
317,093,000	16,901,057 E	(424,230)	3/21/29	3 month USD-	2.776% —	16,476,826
				LIBOR-BBA —	Semiannually
				Quarterly
14,581,700	3,196,775 E	(497)	3/28/52	2.67% —	3 month USD-	(3,197,272)
				Semiannually	LIBOR-BBA —
					Quarterly

72 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$48,182,300	$825,218 E	$(268)	2/2/24	3 month USD-	2.3075% —	$824,950
				LIBOR-BBA —	Semiannually
				Quarterly
70,726,400	1,227,386 E	(394)	2/9/24	3 month USD-	2.32% —	1,226,992
				LIBOR-BBA —	Semiannually
				Quarterly
22,405,400	5,325,719 E	(764)	11/29/53	2.793% —	3 month USD-	(5,326,483)
				Semiannually	LIBOR-BBA —
					Quarterly
10,843,800	610,191 E	(241)	11/20/39	3 month USD-	2.55% —	609,950
				LIBOR-BBA —	Semiannually
				Quarterly
45,032,800	2,545,209 E	(638)	12/7/30	2.184% —	3 month USD-	(2,545,846)
				Semiannually	LIBOR-BBA —
					Quarterly
23,564,200	645,094 E	(265)	6/5/29	3 month USD-	2.2225% —	644,829
				LIBOR-BBA —	Semiannually
				Quarterly
1,970,500	262,792 E	(67)	6/22/52	2.3075% —	3 month USD-	(262,859)
				Semiannually	LIBOR-BBA —
					Quarterly
52,911,000	2,466,552 E	(749)	6/22/30	2.0625% —	3 month USD-	(2,467,301)
				Semiannually	LIBOR-BBA —
					Quarterly
20,211,100	760,867 E	(286)	7/6/30	1.9665% —	3 month USD-	(761,153)
				Semiannually	LIBOR-BBA —
					Quarterly
7,702,200	922,546 E	(263)	7/5/52	2.25% —	3 month USD-	(922,809)
				Semiannually	LIBOR-BBA —
					Quarterly
63,381,600	389,480 E	(353)	2/7/24	1.733% —	3 month USD-	(389,833)
				Semiannually	LIBOR-BBA —
					Quarterly
36,072,000	1,529,417 E	(511)	1/22/31	2.035% —	3 month USD-	(1,529,928)
				Semiannually	LIBOR-BBA —
					Quarterly
36,675,000	4,542,786 E	(1,251)	7/22/52	2.2685% —	3 month USD-	(4,544,036)
				Semiannually	LIBOR-BBA —
					Quarterly
14,737,600	623,754 E	(503)	8/8/52	1.9185% —	3 month USD-	(624,257)
				Semiannually	LIBOR-BBA —
					Quarterly
85,083,500	322,296	(803)	9/18/24	1.43125% —	3 month USD-	343,427
				Semiannually	LIBOR-BBA —
					Quarterly
85,083,500	347,736	(803)	9/18/24	1.425% —	3 month USD-	369,059
				Semiannually	LIBOR-BBA —
					Quarterly

Diversified Income Trust 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$328,445,000	$4,403,134 E	$525,662	12/18/26	3 month USD-	1.30% —	$(3,877,471)
				LIBOR-BBA —	Semiannually
				Quarterly
80,468,100	705,625 E	(760)	12/9/24	1.30% —	3 month USD-	704,865
				Semiannually	LIBOR-BBA —
					Quarterly
13,211,500	341,319 E	(451)	9/12/52	1.626% —	3 month USD-	340,869
				Semiannually	LIBOR-BBA —
					Quarterly
170,000	990 E	277	12/18/24	1.60% —	3 month USD-	(713)
				Semiannually	LIBOR-BBA —
					Quarterly
520,452,000	6,606,618 E	1,113,303	12/18/29	1.70% —	3 month USD-	(5,493,315)
				Semiannually	LIBOR-BBA —
					Quarterly
1,118,234,000	1,010,884 E	256,195	12/18/21	3 month USD-	1.60% —	1,267,078
				LIBOR-BBA —	Semiannually
				Quarterly
167,246,000	1,282,944	(2,218)	9/24/29	1.655% —	3 month USD-	(1,269,564)
				Semiannually	LIBOR-BBA —
					Quarterly
83,617,000	298,931	(1,109)	9/26/29	1.534% —	3 month USD-	304,546
				Semiannually	LIBOR-BBA —
					Quarterly
65,904,000	311,067	(874)	9/27/29	3 month USD-	1.5215% —	(316,174)
				LIBOR-BBA —	Semiannually
				Quarterly
8,563,200	4,384 E	(1,546)	12/18/21	3 month USD-	1.58% —	2,838
				LIBOR-BBA —	Semiannually
				Quarterly
2,714,343,600	1,389,744 E	1,652,413	12/18/21	1.58% —	3 month USD-	262,669
				Semiannually	LIBOR-BBA —
					Quarterly
1,998,733,800	2,784,236 E	(2,442,372)	12/18/24	1.45% —	3 month USD-	341,864
				Semiannually	LIBOR-BBA —
					Quarterly
90,309,500	1,441,430 E	1,285,358	12/18/49	3 month USD-	1.65% —	(156,072)
				LIBOR-BBA —	Semiannually
				Quarterly
671,315,000	2,427,475 E	1,979,427	12/18/29	3 month USD-	1.525% —	(448,047)
				LIBOR-BBA —	Semiannually
				Quarterly
335,284,100	133,108	(2,712)	9/30/24	1.50% —	3 month USD-	136,024
				Semiannually	LIBOR-BBA —
					Quarterly
74,250,000	88,952	(985)	9/30/29	1.5594% —	3 month USD-	89,091
				Semiannually	LIBOR-BBA —
					Quarterly

74 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$335,284,100	$360,430	$(2,712)	10/1/24	1.53% —	3 month USD-	$(363,143)
					Semiannually	LIBOR-BBA —
						Quarterly
AUD	531,000	1,492 E	(1,031)	12/18/24	1.00% —	6 month AUD-	(2,523)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	88,643,000	705,690 E	447	12/18/29	6 month AUD-	1.30% —	706,137
					BBR-BBSW —	Semiannually
					Semiannually
CAD	364,459,000	1,289,918	(1,027)	8/15/21	3 month CAD-	1.61% —	(1,415,637)
					BA-CDOR —	Semiannually
					Semiannually
CAD	38,278,000	680,674	(380)	8/15/29	1.4925% —	3 month CAD-	697,845
					Semiannually	BA-CDOR —
						Semiannually
CAD	113,033,500	385,125	(799)	9/18/24	3 month CAD-	1.638% —	(395,988)
					BA-CDOR —	Semiannually
					Semiannually
CAD	113,033,500	417,717	(799)	9/18/24	3 month CAD-	1.63% —	(428,823)
					BA-CDOR —	Semiannually
					Semiannually
CAD	247,023,000	746,374 E	(433,810)	12/18/24	3 month CAD-	1.80% —	312,564
					BA-CDOR —	Semiannually
					Semiannually
CAD	123,641,000	856,439 E	692,803	12/18/29	1.85% —	3 month CAD-	(163,637)
					Semiannually	BA-CDOR —
						Semiannually
CHF	53,914,000	396,178	(446)	8/9/24	0.8475% plus	—	(401,213)
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CHF	26,202,000	85,795	(214)	9/13/24	0.765% plus 6	—	(85,352)
					month CHF-
					LIBOR-BBA —
					Semiannually
CHF	147,916,000	405,341 E	125,831	12/18/29	0.35% plus 6	—	531,173
					month CHF-
					LIBOR-BBA —
					Semiannually
CHF	154,080,000	217,060 E	(169,151)	12/18/24	0.65% plus 6	—	47,909
					month CHF-
					LIBOR-BBA —
					Semiannually
CZK	1,301,918,000	2,862,702	(757)	3/19/29	1.948% —	6 month CZK-	(3,424,380)
					Annually	PRIBOR —
						Semiannually
CZK	3,068,935,000	1,083,438	(500)	8/9/21	6 month CZK-	1.6625% —	(1,185,949)
					PRIBOR —	Annually
					Semiannually

Diversified Income Trust 75

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
CZK	1,243,451,000	$1,090,620	$(435)	8/9/24	6 month CZK-	1.28% —	$(1,162,233)
					PRIBOR —	Annually
					Semiannually
EUR	7,235,600	2,767,589 E	(277)	11/29/58	1.484% —	6 month EUR-	(2,767,867)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	9,840,300	3,621,936 E	(381)	2/19/50	6 month	1.354% —	3,621,556
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	10,864,000	3,683,471 E	(415)	3/11/50	1.267% —	6 month EUR-	(3,683,886)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	11,002,000	3,530,084 E	(420)	3/12/50	1.2115% —	6 month EUR-	(3,530,504)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	222,367,000	13,399,850 E	18,416	3/21/29	1.104% —	6 month EUR-	(13,381,433)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	13,678,600	3,942,787 E	(528)	3/26/50	1.113% —	6 month EUR-	(3,943,315)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	13,443,000	4,528,672 E	(509)	11/29/58	6 month	1.343% —	4,528,163
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	14,233,000	3,821,257 E	(541)	2/19/50	1.051% —	6 month EUR-	(3,821,798)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	10,466,600	2,548,917 E	(401)	6/7/54	1.054% —	6 month EUR-	(2,549,317)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	9,550,400	2,101,056 E	(367)	2/19/50	0.9035% —	6 month EUR-	(2,101,423)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	8,829,000	1,641,357 E	(337)	2/21/50	0.80% —	6 month EUR-	(1,641,693)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	22,091,800	1,299,541 E	(840)	8/8/54	0.49% —	6 month EUR-	(1,300,381)
					Annually	EURIBOR-
						REUTERS —
						Semiannually

76 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	12,792,500	$422,130 E	$(483)	6/6/54	6 month	0.207% —	$(422,613)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	20,383,200	7,931 E	(766)	2/19/50	0.233% —	6 month EUR-	7,166
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	379,000	957 E	242	12/18/24	—	0.35% plus 6	(715)
						month EUR-
						EURIBOR-
						REUTERS —
						Annually
EUR	253,223,000	5,148,236 E	(2,596,579)	12/18/29	6 month	0.05% —	2,551,656
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	2,260,000	3,050 E	2,638	12/18/21	—	0.401% plus 6	(411)
						month EUR-
						EURIBOR-
						REUTERS —
						Annually
GBP	109,165,000	128,184	(499)	9/18/21	6 month GBP-	0.712% —	121,788
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	22,148,000	70,259	(380)	9/18/29	0.616% —	6 month GBP-	72,016
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	266,275,000	2,559,601 E	(41,825)	12/18/24	6 month GBP-	0.75% —	2,517,775
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	51,768,000	989,015 E	182,549	12/18/29	6 month GBP-	0.80% —	1,171,563
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	1,050,000	1,831 E	(1,016)	12/18/21	0.701% —	6 month GBP-	(2,847)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	220,000	2,128 E	255	12/18/24	0.751% —	6 month GBP-	(1,873)
					Semiannually	LIBOR-BBA —
						Semiannually
INR	10,000,000	7,064	(1)	12/20/22	6.66% —	INR-FBIL-	(7,370)
					Semiannually	MIBOR-OIS-
						Compound —
						Semiannually
JPY	732,682,200	570,411 E	(213)	8/29/43	0.7495% —	6 month JPY-	(570,625)
					Semiannually	LIBOR-BBA —
						Semiannually
NOK	999,023,000	132,213	(947)	7/1/24	1.735% —	6 month NOK-	(130,066)
					Annually	NIBOR-NIBR —
						Semiannually

Diversified Income Trust 77

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
NOK	523,975,000	$659,458	$(815)	7/1/29	6 month NOK-	1.82% —	$670,348
					NIBOR-NIBR —	Annually
					Semiannually
NOK	1,231,922,000	63,643	—	9/18/21	1.8125% —	6 month NOK-	32,011
					Annually	NIBOR-NIBR —
						Semiannually
NOK	5,528,000	1,532 E	317	12/18/24	1.75% —	6 month NOK-	(1,216)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	950,000	984 E	1,009	12/18/29	1.80% —	6 month NOK-	26
					Annually	NIBOR-NIBR —
						Semiannually
NZD	193,595,000	423,211	(474)	8/7/21	3 month NZD-	1.15% —	359,528
					BBR-FRA —	Semiannually
					Quarterly
NZD	101,480,000	266,388	(249)	8/8/21	3 month NZD-	1.175% —	258,486
					BBR-FRA —	Semiannually
					Quarterly
NZD	701,000	1,064 E	1,025	12/18/24	3 month NZD-	1.00% —	2,090
					BBR-FRA —	Semiannually
					Quarterly
NZD	28,494,000	110,894 E	110,186	12/18/29	3 month NZD-	1.30% —	221,080
					BBR-FRA —	Semiannually
					Quarterly
SEK	222,537,000	1,821,521	(190)	11/10/27	3 month SEK-	1.13% —	2,060,568
					STIBOR-SIDE —	Annually
					Quarterly
SEK	222,537,000	1,878,511	(191)	11/13/27	3 month SEK-	1.16% —	2,123,243
					STIBOR-SIDE —	Annually
					Quarterly
SEK	222,537,000	1,873,899	(191)	11/13/27	3 month SEK-	1.1575% —	2,118,106
					STIBOR-SIDE —	Annually
					Quarterly
SEK	1,343,930,000	518,374 E	22,889	12/18/24	0.05% —	3 month SEK-	(495,486)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	793,261,000	1,057,891 E	(211,584)	12/18/29	3 month SEK-	0.40% —	842,830
					STIBOR-SIDE —	Annually
					Quarterly
Total			$1,288,513				$(36,217,166)

E Extended effective date.

78 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$876,231	$865,853	$—	1/12/41	4.50% (1 month	Synthetic TRS	$(53)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
6,746,291	6,751,291	—	1/12/40	4.00% (1 month	Synthetic MBX	11,251
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,046,453	2,047,969	—	1/12/40	4.00% (1 month	Synthetic MBX	3,413
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,033,346	1,034,112	—	1/12/40	4.00% (1 month	Synthetic MBX	1,723
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,032,066	1,032,831	—	1/12/40	4.00% (1 month	Synthetic MBX	1,721
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,329,278	5,337,844	—	1/12/40	4.50% (1 month	Synthetic MBX	14,667
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
736,261	741,957	—	1/12/41	4.50% (1 month	Synthetic MBX	6,537
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
503,943	504,753	—	1/12/40	4.50% (1 month	Synthetic MBX	1,387
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
64,705,194	64,844,027	—	1/12/41	5.00% (1 month	Synthetic MBX	225,528
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
10,773,383	10,788,721	—	1/12/40	5.00% (1 month	Synthetic MBX	29,651
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
915,582	918,388	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,077
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
350,569	350,371	—	1/12/39	(5.50%) 1 month	Synthetic MBX	(346)
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$2,373,291	$2,376,553	$—	1/12/39	(6.00%) 1 month	Synthetic MBX	$(7,320)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
40,386,507	40,429,324	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(116,870)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
184,173	181,844	—	1/12/41	3.50% (1 month	Synthetic TRS	(409)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
543,938	538,321	—	1/12/42	4.00% (1 month	Synthetic TRS	122
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,055,369	2,013,885	—	1/12/41	(4.00%) 1 month	Synthetic TRS	18,219
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,903,932	4,804,953	—	1/12/41	(4.00%) 1 month	Synthetic TRS	43,468
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
133,201	131,697	—	1/12/41	5.00% (1 month	Synthetic TRS	167
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,118,942	1,106,309	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(1,403)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
632,759	630,355	—	1/12/41	5.00% (1 month	Synthetic TRS Index	5,036
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
483,143	481,307	—	1/12/41	5.00% (1 month	Synthetic TRS Index	3,845
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
380,935	379,487	—	1/12/41	5.00% (1 month	Synthetic TRS Index	3,032
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
152,130	151,552	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,211
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly

80 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$348,802	$347,234	$—	1/12/39	6.00% (1 month	Synthetic TRS	$2,595
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,971	5,944	—	1/12/39	(6.00%)1 month	Synthetic TRS	44
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
828,083	821,323	—	1/12/38	6.50% (1 month	Synthetic TRS	2,950
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
118,816	117,846	—	1/12/38	6.50% (1 month	Synthetic TRS	423
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
60,462	59,968	—	1/12/38	6.50% (1 month	Synthetic TRS	215
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
1,020,575	1,022,765	—	1/12/41	5.00% (1 month	Synthetic MBX	3,557
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
342,144	342,878	—	1/12/41	5.00% (1 month	Synthetic MBX	1,193
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
17,314,155	17,354,474	—	1/12/41	4.50% (1 month	Synthetic MBX Index	59,991
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
3,604,679	3,612,414	—	1/12/41	5.00% (1 month	Synthetic MBX	12,564
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
750,975	752,586	—	1/12/41	5.00% (1 month	Synthetic MBX	2,618
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,852,586	1,845,547	—	1/12/41	5.00% (1 month	Synthetic MBX Index	14,743
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly

Diversified Income Trust 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$3,567,312	$3,571,094	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(10,323)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
422,921	418,413	—	1/12/44	3.00% (1 month	Synthetic TRS	(810)
				USD-LIBOR) —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
393,933	394,695	—	1/12/43	3.00% (1 month	Synthetic TRS	4,199
				USD-LIBOR) —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,638,003	3,597,989	—	1/12/43	3.50% (1 month	Synthetic TRS	(4,507)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
961,355	949,899	—	1/12/45	3.50% (1 month	Synthetic TRS	(1,204)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
641,769	634,710	—	1/12/43	3.50% (1 month	Synthetic TRS	(795)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,667,810	5,557,755	—	1/12/45	4.00% (1 month	Synthetic TRS	(48,564)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,572,539	3,503,169	—	1/12/45	4.00% (1 month	Synthetic TRS	(30,611)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,287,139	2,240,976	—	1/12/41	4.00% (1 month	Synthetic TRS	(20,273)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
373,937	366,390	—	1/12/41	4.00% (1 month	Synthetic TRS	(3,315)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
319,547	313,342	—	1/12/45	4.00% (1 month	Synthetic TRS	(2,738)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
286,613	280,829	—	1/12/41	4.00% (1 month	Synthetic TRS	(2,541)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

82 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$2,467,644	$2,417,838	$—	1/12/41	(4.00%) 1 month	Synthetic TRS	$21,873
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
183,788	181,545	—	1/12/42	4.50% (1 month	Synthetic TRS	(168)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,528	8,433	—	1/12/40	5.00% (1 month	Synthetic TRS	10
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,144,917	1,131,990	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(1,436)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,404,312	1,388,457	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(1,761)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,123,592	1,119,323	—	1/12/41	5.00% (1 month	Synthetic TRS Index	8,942
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
Deutsche Bank AG
581,577	582,008	—	1/12/40	4.00% (1 month	Synthetic MBX	970
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,567,312	3,571,094	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(10,323)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
958,033	959,572	—	1/12/40	(4.50%) 1 month	Synthetic MBX	(2,637)
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,149,032	1,150,668	—	1/12/40	(5.00%) 1 month	Synthetic MBX	(3,162)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
458,998	458,738	—	1/12/39	5.50% (1 month	Synthetic MBX	453
				USD-LIBOR) —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
543,668	544,415	—	1/12/39	6.00%) 1 month	Synthetic MBX	(1,677)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$772,918	$773,737	$—	1/12/38	6.50% (1 month	Synthetic MBX	$2,237
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
111,508	111,626	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(323)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
122,389	122,518	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(354)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
326,498	326,844	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(945)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
445,914	446,387	—	1/12/39	(6.50%) 1 month	Synthetic MBX	(1,290)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
673,954	674,669	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,950)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
921,556	922,533	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,667)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,335,661	1,337,077	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,865)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,602,853	1,604,552	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(4,638)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,793,972	1,795,873	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(5,191)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,457,551	2,460,156	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(7,112)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,574,535	1,557,752	—	1/12/44	(3.00%) 1 month	Synthetic TRS	3,016
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

84 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$4,279,772	$4,232,698	$—	1/12/43	(3.50%) 1 month	Synthetic TRS	$5,302
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,561,738	3,492,578	—	1/12/45	4.00% (1 month	Synthetic TRS	(30,518)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,921,096	2,862,138	—	1/12/41	4.00% (1 month	Synthetic TRS	(25,892)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,423,830	2,376,765	—	1/12/45	4.00% (1 month	Synthetic TRS	(20,768)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,929,651	1,909,723	—	1/12/42	4.00% (1 month	Synthetic TRS	433
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,480,922	1,465,629	—	1/12/42	4.00% (1 month	Synthetic TRS	332
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,359,427	1,345,388	—	1/12/42	4.00% (1 month	Synthetic TRS	305
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,359,427	1,345,388	—	1/12/42	4.00% (1 month	Synthetic TRS	305
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
868,330	850,804	—	1/12/41	4.00% (1 month	Synthetic TRS	(7,697)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
779,733	771,180	—	1/12/40	4.00% (1 month	Synthetic TRS	238
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
334,653	327,899	—	1/12/41	4.00% (1 month	Synthetic TRS	(2,966)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
147,907	144,921	—	1/12/41	4.00% (1 month	Synthetic TRS	(1,311)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$14,377	$14,086	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(127)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
953,845	942,547	—	1/12/41	4.50% (1 month	Synthetic TRS	(58)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
127,027	125,522	—	1/12/41	4.50% (1 month	Synthetic TRS	(8)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,721,724	2,690,995	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(3,413)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
24,886	24,792	—	1/12/41	5.00% (1 month	Synthetic TRS Index	198
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
732,852	729,559	—	1/12/39	6.00% (1 month	Synthetic TRS	5,452
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
511,609	509,310	—	1/12/39	6.00% (1 month	Synthetic TRS	3,806
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
332,628	331,134	—	1/12/39	6.00% (1 month	Synthetic TRS	2,475
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
256,745	255,591	—	1/12/39	6.00% (1 month	Synthetic TRS	1,910
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
81,734	81,367	—	1/12/39	6.00% (1 month	Synthetic TRS	608
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
365,548	362,564	—	1/12/38	6.50% (1 month	Synthetic TRS	1,302
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
281,669	279,370	—	1/12/38	6.50% (1 month	Synthetic TRS	1,004
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

86 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$188,318	$186,780	$—	1/12/38	6.50% (1 month	Synthetic TRS	$671
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,079	1,070	—	1/12/38	6.50% (1 month	Synthetic TRS	4
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Chase Bank N.A.
1,945,889	1,906,614	—	1/12/41	4.00% (1 month	Synthetic TRS	(17,248)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
247,004	242,019	—	1/12/41	4.00% (1 month	Synthetic TRS	(2,189)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
2,721,724	2,690,995	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(3,413)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
3,029,509	3,017,998	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(24,109)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
1,059,623	1,045,045	—	1/12/44	4.00% (1 month	Synthetic TRS	(3,408)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
6,673,365	6,604,449	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(1,498)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
372,308	367,898	—	1/12/41	(4.50%) 1 month	Synthetic TRS	23
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		542,016
Upfront premium (paid)		—		Unrealized (depreciation)		(446,204)
Total		$—		Total		$95,812

Diversified Income Trust 87

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	103,678,000	$14,989,055	$—	7/15/37	1.71% — At	Eurostat Eurozone	$14,989,055
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	64,796,000	9,228,914	(1,564)	8/15/37	1.7138% — At	Eurostat Eurozone	9,227,351
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	64,796,000	3,248,440	(834)	8/15/27	(1.4275%) — At	Eurostat Eurozone	(3,249,274)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	3,749,099	(1,328)	9/15/23	(1.4375%) — At	Eurostat Eurozone	(3,750,427)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	3,774,455	(1,335)	9/15/23	(1.44125%) — At	Eurostat Eurozone	(3,775,790)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	3,782,783	(1,343)	9/15/23	(1.4425%) — At	Eurostat Eurozone	(3,784,126)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	3,791,235	(1,341)	9/15/23	(1.44375%) — At	Eurostat Eurozone	(3,792,576)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	103,678,000	5,096,360	—	7/15/27	(1.40%) — At	Eurostat Eurozone	(5,096,360)
					maturity	HICP excluding
						tobacco — At
						maturity
GBP	51,907,000	26,422	(1,109)	12/15/28	3.665% — At	GBP Non-revised UK	25,313
					maturity	Retail Price Index —
						At maturity
GBP	14,535,000	590,260	(339)	3/15/28	3.3875% — At	GBP Non-revised UK	(590,599)
					maturity	Retail Price Index —
						At maturity
GBP	31,146,000	1,364,586	(728)	2/15/28	3.34% — At	GBP Non-revised UK	(1,365,314)
					maturity	Retail Price Index —
						At maturity
GBP	40,490,000	1,546,654	(937)	3/15/28	3.4025% — At	GBP Non-revised UK	(1,547,591)
					maturity	Retail Price Index —
						At maturity
GBP	15,612,000	2,776,893	(822)	7/15/49	(3.4425%) — At	GBP Non-revised UK	(2,777,716)
					maturity	Retail Price Index —
						At maturity
GBP	58,136,000	2,803,775	(1,369)	3/15/28	3.34% — At	GBP Non-revised UK	(2,805,145)
					maturity	Retail Price Index —
						At maturity

88 Diversified Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$46,655,000	$2,178,322	$(504)	12/21/27	2.1939% — At	USA Non Revised	$2,177,818
				maturity	Consumer Price
					Index- Urban
					(CPI-U) — At
					maturity
46,655,000	2,175,009	(504)	12/6/27	2.19% — At	USA Non Revised	2,174,506
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
46,655,000	790,102	(285)	12/6/22	(2.05%) — At	USA Non Revised	(790,387)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
46,655,000	823,507	(284)	12/21/22	(2.068%) — At	USA Non Revised	(823,792)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(14,626)				$(5,555,054)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$39,713	$581,000	$49,153	5/11/63	300 bp —	$(9,149)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	79,608	1,321,000	111,757	5/11/63	300 bp —	(31,488)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	163,473	2,648,000	224,021	5/11/63	300 bp —	(59,224)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	155,838	2,734,000	231,296	5/11/63	300 bp —	(74,092)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB/P	5,398	34,000	5,297	5/11/63	500 bp —	129
Index						Monthly
CMBX NA BB.6	BB/P	7,980	38,000	5,920	5/11/63	500 bp —	2,091
Index						Monthly
CMBX NA BB.6	BB/P	771,780	4,062,000	632,860	5/11/63	500 bp —	142,305
Index						Monthly
CMBX NA BB.6	BB/P	868,262	4,582,000	713,876	5/11/63	500 bp —	158,205
Index						Monthly
CMBX NA BB.6	BB/P	1,062,319	5,345,000	832,751	5/11/63	500 bp —	234,021
Index						Monthly
CMBX NA BB.6	BB/P	1,708,890	6,943,000	1,081,719	5/11/63	500 bp —	632,956
Index						Monthly

Diversified Income Trust 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.7	BB/P	$111,486	$923,000	$65,902	1/17/47	500 bp —	$46,353
Index						Monthly
CMBX NA BB.7	BB/P	243,130	1,751,000	125,021	1/17/47	500 bp —	119,568
Index						Monthly
CMBX NA BB.7	BB/P	174,054	1,914,000	136,660	1/17/47	500 bp —	38,990
Index						Monthly
CMBX NA BB.7	BB/P	464,777	3,616,000	258,182	1/17/47	500 bp —	209,607
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,027	401,000	33,925	5/11/63	300 bp —	7,303
Index						Monthly
CMBX NA BBB–.6	BBB–/P	40,261	471,000	39,847	5/11/63	300 bp —	571
Index						Monthly
CMBX NA BBB–.6	BBB–/P	50,983	501,000	42,385	5/11/63	300 bp —	8,849
Index						Monthly
CMBX NA BBB–.6	BBB–/P	49,718	587,000	49,660	5/11/63	300 bp —	351
Index						Monthly
CMBX NA BBB–.6	BBB–/P	87,576	1,025,000	86,715	5/11/63	300 bp —	1,374
Index						Monthly
CMBX NA BBB–.6	BBB–/P	131,351	1,350,000	114,210	5/11/63	300 bp —	17,816
Index						Monthly
CMBX NA BBB–.6	BBB–/P	391,017	4,181,000	353,713	5/11/63	300 bp —	39,394
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,932,224	94,338,000	7,980,995	5/11/63	300 bp —	998,398
Index						Monthly
Credit Suisse International
CMBX NA BB.7	BB/P	369,046	2,759,000	196,993	1/17/47	500 bp —	174,352
Index						Monthly
CMBX NA BBB–.6	BBB–/P	281,868	2,551,000	215,815	5/11/63	300 bp —	67,328
Index						Monthly
CMBX NA BBB–.6	BBB–/P	511,694	4,631,000	391,783	5/11/63	300 bp —	122,226
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,912,856	201,281,000	17,028,373	5/11/63	300 bp —	1,985,123
Index						Monthly
CMBX NA BBB–.7	BBB–/P	3,286,994	44,470,000	693,732	1/17/47	300 bp —	2,615,497
Index						Monthly
Deutsche Bank AG
CMBX NA BBB–.6	BBB–/P	54,693	513,000	43,400	5/11/63	300 bp —	11,549
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BBB–/P	350,890	2,265,000	191,619	5/11/63	300 bp —	160,404
Index						Monthly
CMBX NA BB.6	BB/P	20,120	128,000	19,942	5/11/63	500 bp —	249
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,131	29,000	2,453	5/11/63	300 bp —	1,692
Index						Monthly
CMBX NA BBB–.6	BBB–/P	30,859	633,000	53,552	5/11/63	300 bp —	(22,376)
Index						Monthly

90 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$112,874	$813,000	$68,780	5/11/63	300 bp —	$44,500
Index						Monthly
CMBX NA BBB–.6	BBB–/P	107,356	1,070,000	90,522	5/11/63	300 bp —	17,368
Index						Monthly
CMBX NA BBB–.6	BBB–/P	101,718	1,174,000	99,320	5/11/63	300 bp —	2,984
Index						Monthly
CMBX NA BBB–.6	BBB–/P	105,653	1,252,000	105,919	5/11/63	300 bp —	360
Index						Monthly
CMBX NA BBB–.6	BBB–/P	157,809	1,410,000	119,286	5/11/63	300 bp —	39,228
Index						Monthly
CMBX NA BBB–.6	BBB–/P	110,705	1,625,000	137,475	5/11/63	300 bp —	(25,957)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	184,883	1,672,000	141,451	5/11/63	300 bp —	44,268
Index						Monthly
CMBX NA BBB–.6	BBB–/P	156,201	1,851,000	156,595	5/11/63	300 bp —	532
Index						Monthly
CMBX NA BBB–.6	BBB–/P	153,735	1,855,000	156,933	5/11/63	300 bp —	(2,270)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	211,483	1,898,000	160,571	5/11/63	300 bp —	51,861
Index						Monthly
CMBX NA BBB–.6	BBB–/P	222,137	2,053,000	173,684	5/11/63	300 bp —	49,480
Index						Monthly
CMBX NA BBB–.6	BBB–/P	222,998	2,053,000	173,684	5/11/63	300 bp —	50,341
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,962	2,258,000	191,027	5/11/63	300 bp —	62,064
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,962	2,258,000	191,027	5/11/63	300 bp —	62,064
Index						Monthly
CMBX NA BBB–.6	BBB–/P	111,130	2,297,000	194,326	5/11/63	300 bp —	(82,047)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	267,527	2,431,000	205,663	5/11/63	300 bp —	63,079
Index						Monthly
CMBX NA BBB–.6	BBB–/P	193,626	2,447,000	207,016	5/11/63	300 bp —	(12,167)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	292,059	2,489,000	210,569	5/11/63	300 bp —	82,734
Index						Monthly
CMBX NA BBB–.6	BBB–/P	416,852	3,062,000	259,045	5/11/63	300 bp —	159,337
Index						Monthly
CMBX NA BBB–.6	BBB–/P	156,347	3,152,000	266,659	5/11/63	300 bp —	(108,736)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	164,933	3,162,000	267,505	5/11/63	300 bp —	(100,992)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	333,997	3,174,000	268,520	5/11/63	300 bp —	67,063
Index						Monthly
CMBX NA BBB–.6	BBB–/P	484,654	3,296,000	278,842	5/11/63	300 bp —	207,461
Index						Monthly

Diversified Income Trust 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$376,979	$3,482,000	$294,577	5/11/63	300 bp —	$84,143
Index						Monthly
CMBX NA BBB–.6	BBB–/P	179,679	3,660,000	309,636	5/11/63	300 bp —	(128,127)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	597,823	3,894,000	329,432	5/11/63	300 bp —	270,337
Index						Monthly
CMBX NA BBB–.6	BBB–/P	459,364	4,109,000	347,621	5/11/63	300 bp —	113,797
Index						Monthly
CMBX NA BBB–.6	BBB–/P	718,374	4,321,000	365,557	5/11/63	300 bp —	354,978
Index						Monthly
CMBX NA BBB–.6	BBB–/P	557,835	4,800,000	406,080	5/11/63	300 bp —	154,156
Index						Monthly
CMBX NA BBB–.6	BBB–/P	530,599	5,080,000	429,768	5/11/63	300 bp —	103,371
Index						Monthly
CMBX NA BBB–.6	BBB–/P	612,683	6,103,000	516,314	5/11/63	300 bp —	99,421
Index						Monthly
CMBX NA BBB–.6	BBB–/P	947,810	6,289,000	532,049	5/11/63	300 bp —	418,905
Index						Monthly
CMBX NA BBB–.6	BBB–/P	944,996	6,338,000	536,195	5/11/63	300 bp —	411,970
Index						Monthly
CMBX NA BBB–.6	BBB–/P	771,573	6,999,000	592,115	5/11/63	300 bp —	182,957
Index						Monthly
CMBX NA BBB–.7	BBB–/P	77,611	1,050,000	16,380	1/17/47	300 bp —	61,756
Index						Monthly
CMBX NA BBB–.7	BBB–/P	636,466	5,501,000	85,816	1/17/47	300 bp —	553,401
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	439,567	2,075,000	323,285	5/11/63	500 bp —	118,012
Index						Monthly
CMBX NA BB.6	BB/P	480,235	2,269,000	353,510	5/11/63	500 bp —	128,616
Index						Monthly
CMBX NA BB.10	BB–/P	281,476	3,508,000	305,898	5/11/63	500 bp —	(21,499)
Index						Monthly
CMBX NA BB.6	BB/P	569,641	2,706,000	421,595	5/11/63	500 bp —	150,301
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,627	46,000	3,892	5/11/63	300 bp —	758
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,688	50,000	4,230	5/11/63	300 bp —	1,483
Index						Monthly
CMBX NA BBB–.6	BBB–/P	30,320	248,000	20,981	5/11/63	300 bp —	9,463
Index						Monthly
CMBX NA BBB–.6	BBB–/P	50,732	514,000	43,484	5/11/63	300 bp —	7,505
Index						Monthly
CMBX NA BBB–.6	BBB–/P	106,084	1,063,000	89,930	5/11/63	300 bp —	16,686
Index						Monthly
CMBX NA BBB–.6	BBB–/P	107,466	1,077,000	91,114	5/11/63	300 bp —	16,891
Index						Monthly

92 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$125,329	$1,303,000	$110,234	5/11/63	300 bp —	$15,747
Index						Monthly
CMBX NA BBB–.6	BBB–/P	216,355	1,772,000	149,911	5/11/63	300 bp —	67,330
Index						Monthly
CMBX NA BBB–.6	BBB–/P	441,528	3,576,000	302,530	5/11/63	300 bp —	140,786
Index						Monthly
CMBX NA BBB–.6	BBB–/P	26,533,755	200,566,000	16,967,884	5/11/63	300 bp —	9,666,154
Index						Monthly
Merrill Lynch International
CMBX NA BB.6	BB/P	1,226	6,000	935	5/11/63	500 bp —	296
Index						Monthly
CMBX NA BB.6	BB/P	89,730	397,000	61,853	5/11/63	500 bp —	28,208
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,703	17,000	1,438	5/11/63	300 bp —	273
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,903	29,000	2,453	5/11/63	300 bp —	464
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,923	39,000	3,299	5/11/63	300 bp —	643
Index						Monthly
CMBX NA BBB–.6	BBB–/P	57,509	598,000	50,591	5/11/63	300 bp —	7,218
Index						Monthly
CMBX NA BBB–.6	BBB–/P	78,973	807,000	68,272	5/11/63	300 bp —	11,104
Index						Monthly
CMBX NA BBB–.6	BBB–/P	114,356	1,192,000	100,843	5/11/63	300 bp —	14,109
Index						Monthly
CMBX NA BBB–.6	BBB–/P	115,599	1,192,000	100,843	5/11/63	300 bp —	15,352
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,137,960	41,939,000	3,548,039	5/11/63	300 bp —	610,890
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	501,916	3,445,000	291,447	5/11/63	300 bp —	212,191
Index						Monthly
CMBX NA BBB–.6	BBB–/P	509,599	3,448,000	291,701	5/11/63	300 bp —	219,623
Index						Monthly
CMBX NA BBB–.6	BBB–/P	510,350	3,448,000	291,701	5/11/63	300 bp —	220,374
Index						Monthly
CMBX NA BBB–.6	BBB–/P	579,452	4,112,000	347,875	5/11/63	300 bp —	233,632
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,007,512	6,890,000	582,894	5/11/63	300 bp —	428,062
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,020,850	6,897,000	583,486	5/11/63	300 bp —	440,812
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,021,806	6,897,000	583,486	5/11/63	300 bp —	441,768
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,104,527	7,985,000	675,531	5/11/63	300 bp —	432,989
Index						Monthly

Diversified Income Trust 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BBB–/P	$1,505,842	$10,335,000	$874,341	5/11/63	300 bp —	$636,668
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,523,263	10,344,000	875,102	5/11/63	300 bp —	653,332
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,035,791	13,791,000	1,166,719	5/11/63	300 bp —	875,967
Index						Monthly
CMBX NA A.6	A/P	3,005	296,000	651	5/11/63	200 bp —	3,755
Index						Monthly
CMBX NA BB.6	BB/P	5,423	30,000	4,674	5/11/63	500 bp —	774
Index						Monthly
CMBX NA BB.6	BB/P	548,361	2,233,000	347,901	5/11/63	500 bp —	202,321
Index						Monthly
CMBX NA BB.6	BB/P	1,100,225	4,465,000	695,647	5/11/63	500 bp —	408,299
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,720	12,000	1,015	5/11/63	300 bp —	711
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,483	16,000	1,354	5/11/63	300 bp —	1,138
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,709	39,000	3,299	5/11/63	300 bp —	2,429
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,302	48,000	4,061	5/11/63	300 bp —	3,265
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,344	62,000	5,245	5/11/63	300 bp —	2,130
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,480	70,000	5,922	5/11/63	300 bp —	2,593
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,890	106,000	8,968	5/11/63	300 bp —	975
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,838	112,000	9,475	5/11/63	300 bp —	7,419
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,277	114,000	9,644	5/11/63	300 bp —	5,690
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,071	178,000	15,059	5/11/63	300 bp —	7,101
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,911	178,000	15,059	5/11/63	300 bp —	9,941
Index						Monthly
CMBX NA BBB–.6	BBB–/P	25,678	187,000	15,820	5/11/63	300 bp —	9,951
Index						Monthly
CMBX NA BBB–.6	BBB–/P	29,021	207,000	17,512	5/11/63	300 bp —	11,612
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,786	267,000	22,588	5/11/63	300 bp —	6,331
Index						Monthly
CMBX NA BBB–.6	BBB–/P	52,152	375,000	31,725	5/11/63	300 bp —	20,615
Index						Monthly
CMBX NA BBB–.6	BBB–/P	42,424	397,000	33,586	5/11/63	300 bp —	9,036
Index						Monthly

94 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BBB–/P	$52,320	$492,000	$41,623	5/11/63	300 bp —	$10,942
Index						Monthly
CMBX NA BBB–.6	BBB–/P	71,095	531,000	44,923	5/11/63	300 bp —	26,438
Index						Monthly
CMBX NA BBB–.6	BBB–/P	65,920	544,000	46,022	5/11/63	300 bp —	20,169
Index						Monthly
CMBX NA BBB–.6	BBB–/P	70,040	578,000	48,899	5/11/63	300 bp —	21,430
Index						Monthly
CMBX NA BBB–.6	BBB–/P	73,771	697,000	58,966	5/11/63	300 bp —	15,153
Index						Monthly
CMBX NA BBB–.6	BBB–/P	66,273	785,000	66,411	5/11/63	300 bp —	254
Index						Monthly
CMBX NA BBB–.6	BBB–/P	106,576	796,000	67,342	5/11/63	300 bp —	39,632
Index						Monthly
CMBX NA BBB–.6	BBB–/P	90,845	863,000	73,010	5/11/63	300 bp —	18,267
Index						Monthly
CMBX NA BBB–.6	BBB–/P	78,666	918,000	77,663	5/11/63	300 bp —	1,463
Index						Monthly
CMBX NA BBB–.6	BBB–/P	140,883	1,150,000	97,290	5/11/63	300 bp —	44,168
Index						Monthly
CMBX NA BBB–.6	BBB–/P	147,979	1,257,000	106,342	5/11/63	300 bp —	42,265
Index						Monthly
CMBX NA BBB–.6	BBB–/P	135,999	1,611,000	136,291	5/11/63	300 bp —	514
Index						Monthly
CMBX NA BBB–.6	BBB–/P	212,787	1,638,000	138,575	5/11/63	300 bp —	75,031
Index						Monthly
CMBX NA BBB–.6	BBB–/P	230,812	2,026,000	171,400	5/11/63	300 bp —	60,425
Index						Monthly
CMBX NA BBB–.6	BBB–/P	185,961	2,185,000	184,851	5/11/63	300 bp —	2,202
Index						Monthly
CMBX NA BBB–.6	BBB–/P	213,533	2,235,000	189,081	5/11/63	300 bp —	25,569
Index						Monthly
CMBX NA BBB–.6	BBB–/P	293,686	2,384,000	201,686	5/11/63	300 bp —	93,192
Index						Monthly
CMBX NA BBB–.6	BBB–/P	331,630	2,802,000	237,049	5/11/63	300 bp —	95,981
Index						Monthly
CMBX NA BBB–.6	BBB–/P	366,534	2,866,000	242,464	5/11/63	300 bp —	125,504
Index						Monthly
CMBX NA BBB–.6	BBB–/P	340,681	2,903,000	245,594	5/11/63	300 bp —	96,539
Index						Monthly
CMBX NA BBB–.6	BBB–/P	635,795	3,751,000	317,335	5/11/63	300 bp —	320,336
Index						Monthly
CMBX NA BBB–.6	BBB–/P	441,882	4,167,000	352,528	5/11/63	300 bp —	91,437
Index						Monthly
CMBX NA BBB–.6	BBB–/P	489,045	4,265,000	360,819	5/11/63	300 bp —	130,358
Index						Monthly

Diversified Income Trust 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BBB–/P	$420,027	$4,302,000	$363,949	5/11/63	300 bp —	$58,230
Index						Monthly
CMBX NA BBB–.6	BBB–/P	666,750	5,020,000	424,692	5/11/63	300 bp —	244,568
Index						Monthly
CMBX NA BBB–.6	BBB–/P	592,283	5,234,000	442,796	5/11/63	300 bp —	152,104
Index						Monthly
CMBX NA BBB–.6	BBB–/P	798,721	6,238,000	527,735	5/11/63	300 bp —	274,105
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,061,368	7,147,000	604,636	5/11/63	300 bp —	460,305
Index						Monthly
CMBX NA BBB–.6	BBB–/P	811,780	8,679,000	734,243	5/11/63	300 bp —	81,875
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,100,883	9,085,000	768,591	5/11/63	300 bp —	336,835
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,318,659	15,564,000	1,316,714	5/11/63	300 bp —	1,009,740
Index						Monthly
Upfront premium received		111,476,286	Unrealized appreciation				32,125,441
Upfront premium (paid)		—	Unrealized (depreciation)				(678,124)
Total		$111,476,286	Total				$31,447,317

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(2,774)	$296,000	$651	5/11/63	(200 bp) —	$(3,523)
					Monthly
CMBX NA BB.10 Index	(166,877)	1,599,000	139,433	11/17/59	(500 bp) —	(28,777)
					Monthly
CMBX NA BB.10 Index	(138,486)	1,263,000	110,134	11/17/59	(500 bp) —	(29,608)
					Monthly
CMBX NA BB.11 Index	(619,427)	4,781,000	352,360	11/18/54	(500 bp) —	(271,051)
					Monthly
CMBX NA BB.11 Index	(158,925)	1,686,000	124,258	11/18/54	(500 bp) —	(36,072)
					Monthly
CMBX NA BB.11 Index	(11,409)	158,000	11,645	11/18/54	(500 bp) —	104
					Monthly
CMBX NA BB.8 Index	(13,907)	112,000	13,026	10/17/57	(500 bp) —	(974)
					Monthly

96 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.8 Index	$(176)	$1,000	$116	10/17/57	(500 bp) —	$(60)
					Monthly
CMBX NA BB.9 Index	(2,875,393)	27,857,000	1,649,134	9/17/58	(500 bp) —	(1,249,474)
					Monthly
CMBX NA BB.9 Index	(210,270)	3,259,000	192,933	9/17/58	(500 bp) —	(20,052)
					Monthly
CMBX NA BB.9 Index	(9,097)	141,000	8,347	9/17/58	(500 bp) —	(868)
					Monthly
CMBX NA BBB–.7 Index	(1,743)	42,000	655	1/17/47	(300 bp) —	(1,109)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(467,516)	3,504,000	305,549	11/17/59	(500 bp) —	(164,888)
					Monthly
CMBX NA BB.10 Index	(415,378)	3,493,000	304,590	11/17/59	(500 bp) —	(113,699)
					Monthly
CMBX NA BB.10 Index	(227,964)	1,834,000	159,925	11/17/59	(500 bp) —	(69,568)
					Monthly
CMBX NA BB.7 Index	(51,133)	2,897,000	451,353	5/11/63	(500 bp) —	397,805
					Monthly
CMBX NA BB.8 Index	(350)	2,000	233	10/17/57	(500 bp) —	(120)
					Monthly
CMBX NA BB.9 Index	(2,404,623)	23,987,000	1,420,030	9/17/58	(500 bp) —	(1,004,582)
					Monthly
CMBX NA BBB–.7 Index	(83,041)	1,059,000	16,520	1/17/47	(300 bp) —	(67,050)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(670,878)	6,558,000	1,021,736	5/11/63	(500 bp) —	345,393
					Monthly
CMBX NA BB.7 Index	(605)	4,000	286	1/17/47	(500 bp) —	(323)
					Monthly
CMBX NA BB.7 Index	(349,448)	1,721,000	122,879	1/17/47	(500 bp) —	(228,003)
					Monthly
CMBX NA BB.7 Index	(224,362)	1,229,000	87,751	1/17/47	(500 bp) —	(137,636)
					Monthly
CMBX NA BB.7 Index	(17,367)	106,000	7,568	1/17/47	(500 bp) —	(9,887)
					Monthly
CMBX NA BB.9 Index	(356,757)	2,241,000	132,667	9/17/58	(500 bp) —	(225,957)
					Monthly
CMBX NA BB.9 Index	(164,938)	1,044,000	61,805	9/17/58	(500 bp) —	(104,003)
					Monthly
CMBX NA BB.9 Index	(166,438)	1,042,000	61,686	9/17/58	(500 bp) —	(105,620)
					Monthly
CMBX NA BB.9 Index	(2,407)	20,000	1,184	9/17/58	(500 bp) —	(1,240)
					Monthly
CMBX NA BB.9 Index	(2,380)	20,000	1,184	9/17/58	(500 bp) —	(1,213)
					Monthly

Diversified Income Trust 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.9 Index	$(2,155)	$20,000	$1,184	9/17/58	(500 bp) —	$(988)
					Monthly
CMBX NA BBB–.7 Index	(410,020)	5,000,000	78,000	1/17/47	(300 bp) —	(334,520)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(5,729)	53,000	3,906	11/18/54	(500 bp) —	(1,867)
					Monthly
CMBX NA BB.11 Index	(3,087)	31,000	2,285	11/18/54	(500 bp) —	(828)
					Monthly
CMBX NA BB.11 Index	(2,984)	30,000	2,211	11/18/54	(500 bp) —	(798)
					Monthly
CMBX NA BB.11 Index	(2,670)	26,000	1,916	11/18/54	(500 bp) —	(776)
					Monthly
CMBX NA BB.12 Index	(319,886)	3,508,000	276,781	8/17/61	(500 bp) —	(46,029)
					Monthly
CMBX NA BB.6 Index	(130,691)	545,000	84,911	5/11/63	(500 bp) —	(46,234)
					Monthly
CMBX NA BB.6 Index	(79,853)	333,000	51,881	5/11/63	(500 bp) —	(28,250)
					Monthly
CMBX NA BB.6 Index	(73,139)	305,000	47,519	5/11/63	(500 bp) —	(25,874)
					Monthly
CMBX NA BB.7 Index	(3,208,024)	25,350,000	1,809,990	1/17/47	(500 bp) —	(1,419,159)
					Monthly
CMBX NA BB.9 Index	(503,334)	3,189,000	188,789	9/17/58	(500 bp) —	(317,203)
					Monthly
CMBX NA BB.9 Index	(358,651)	2,534,000	150,013	9/17/58	(500 bp) —	(210,750)
					Monthly
CMBX NA BB.9 Index	(248,369)	1,592,000	94,246	9/17/58	(500 bp) —	(155,450)
					Monthly
CMBX NA BB.9 Index	(220,460)	1,561,000	92,411	9/17/58	(500 bp) —	(129,349)
					Monthly
CMBX NA BB.9 Index	(45,843)	299,000	17,701	9/17/58	(500 bp) —	(28,392)
					Monthly
CMBX NA BBB–.7 Index	(723,701)	19,073,000	297,539	1/17/47	(300 bp) —	(435,698)
					Monthly
CMBX NA BBB–.7 Index	(77,814)	1,645,000	25,662	1/17/47	(300 bp) —	(52,975)
					Monthly
CMBX NA BBB–.7 Index	(47,118)	1,298,000	20,249	1/17/47	(300 bp) —	(27,519)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(168,518)	1,599,000	139,433	11/17/59	(500 bp) —	(30,418)
					Monthly
CMBX NA BB.10 Index	(189,836)	1,597,000	139,258	11/17/59	(500 bp) —	(51,908)
					Monthly
CMBX NA BB.11 Index	(3,008)	30,000	2,211	11/18/54	(500 bp) —	(822)
					Monthly

98 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International cont.
CMBX NA BB.7 Index	$(9,888)	$57,000	$4,070	1/17/47	(500 bp) —	$(5,866)
					Monthly
CMBX NA BB.9 Index	(2,308,591)	22,556,000	1,335,315	9/17/58	(500 bp) —	(992,072)
					Monthly
CMBX NA BB.9 Index	(60,964)	1,029,000	60,917	9/17/58	(500 bp) —	(761)
					Monthly
CMBX NA BB.9 Index	(1,680)	17,000	1,006	9/17/58	(500 bp) —	(688)
					Monthly
CMBX NA BBB–.7 Index	(89,077)	1,087,000	16,957	1/17/47	(300 bp) —	(72,664)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(7,132)	70,000	1,092	1/17/47	(300 bp) —	(6,075)
					Monthly
CMBX NA BB.10 Index	(167,698)	1,599,000	139,433	11/17/59	(500 bp) —	(29,598)
					Monthly
CMBX NA BB.11 Index	(6,099)	64,000	4,717	11/18/54	(500 bp) —	(1,435)
					Monthly
CMBX NA BB.11 Index	(3,535)	36,000	2,653	11/18/54	(500 bp) —	(912)
					Monthly
CMBX NA BB.7 Index	(757,432)	3,928,000	280,459	1/17/47	(500 bp) —	(480,246)
					Monthly
CMBX NA BB.7 Index	(655,403)	3,259,000	232,693	1/17/47	(500 bp) —	(425,426)
					Monthly
CMBX NA BB.7 Index	(488,809)	2,422,000	172,931	1/17/47	(500 bp) —	(317,897)
					Monthly
CMBX NA BB.7 Index	(372,184)	1,989,000	142,015	1/17/47	(500 bp) —	(231,827)
					Monthly
CMBX NA BB.9 Index	(318,081)	2,115,000	125,208	9/17/58	(500 bp) —	(194,636)
					Monthly
CMBX NA BB.9 Index	(255,968)	1,923,000	113,842	9/17/58	(500 bp) —	(143,730)
					Monthly
CMBX NA BB.9 Index	(258,098)	1,900,000	112,480	9/17/58	(500 bp) —	(147,200)
					Monthly
CMBX NA BB.9 Index	(268,247)	1,862,000	110,230	9/17/58	(500 bp) —	(159,568)
					Monthly
CMBX NA BB.9 Index	(250,750)	1,834,000	108,573	9/17/58	(500 bp) —	(143,705)
					Monthly
CMBX NA BB.9 Index	(273,099)	1,810,000	107,152	9/17/58	(500 bp) —	(167,455)
					Monthly
CMBX NA BB.9 Index	(273,908)	1,760,000	104,192	9/17/58	(500 bp) —	(171,182)
					Monthly
CMBX NA BB.9 Index	(134,108)	886,000	52,451	9/17/58	(500 bp) —	(82,395)
					Monthly
CMBX NA BB.9 Index	(134,108)	886,000	52,451	9/17/58	(500 bp) —	(82,395)
					Monthly
CMBX NA BB.9 Index	(10,443)	139,000	8,229	9/17/58	(500 bp) —	(2,330)
					Monthly

Diversified Income Trust 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(5,627)	$64,000	$3,789	9/17/58	(500 bp) —	$(1,891)
					Monthly
CMBX NA BB.9 Index	(5,302)	62,000	3,670	9/17/58	(500 bp) —	(1,684)
					Monthly
CMBX NA BB.9 Index	(4,850)	40,000	2,368	9/17/58	(500 bp) —	(2,515)
					Monthly
CMBX NA BB.9 Index	(2,425)	20,000	1,184	9/17/58	(500 bp) —	(1,258)
					Monthly
CMBX NA BBB–.7 Index	(187,302)	2,950,000	46,020	1/17/47	(300 bp) —	(142,752)
					Monthly
Upfront premium received	—	Unrealized appreciation				743,302
Upfront premium (paid)	(23,949,767)	Unrealized (depreciation)				(11,231,327)
Total	$(23,949,767)	Total				$(10,488,025)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33	$9,898,613	$148,820,000	$9,982,399	12/20/24	(500 bp) —	$(145,794)
Index					Quarterly
Total	$9,898,613					$(145,794)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

100 Diversified Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Energy	$—	$—	$71,704
Total common stocks	—	—	71,704
Asset-backed securities	—	75,926,015	—
Convertible bonds and notes	—	172,141,398	—
Corporate bonds and notes	—	869,115,417	373
Foreign government and agency bonds and notes	—	427,729,921	—
Mortgage-backed securities	—	1,519,822,497	—
Purchased options outstanding	—	6,071,292	—
Purchased swap options outstanding	—	205,383,046	—
Senior loans	—	83,736,625	—
U.S. government and agency mortgage obligations	—	2,010,875,218	—
U.S. treasury obligations	—	19,761,109	—
Short-term investments	306,782,539	762,423,085	—
Totals by level	$306,782,539	$6,152,985,623	$72,077

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,554,656)	$—
Futures contracts	(3,855,263)	—	—
Written options outstanding	—	(3,904,717)	—
Written swap options outstanding	—	(146,398,866)	—
Forward premium swap option contracts	—	17,983,065	—
TBA sale commitments	—	(140,783,051)	—
Interest rate swap contracts	—	(37,505,679)	—
Total return swap contracts	—	(5,444,616)	—
Credit default contracts	—	(76,611,634)	—
Totals by level	$(3,855,263)	$(394,220,154)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 101

Statement of assets and liabilities 9/30/19

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $6,139,135,895)	$6,202,703,700
Affiliated issuers (identified cost $257,136,539) (Note 5)	257,136,539
Cash	2,541,044
Foreign currency (cost $5,858,771) (Note 1)	5,572,294
Interest and other receivables	38,694,845
Receivable for shares of the fund sold	8,271,983
Receivable for investments sold	50,811,028
Receivable for sales of TBA securities (Note 1)	140,675,365
Receivable for variation margin on futures contracts (Note 1)	213,184
Receivable for variation margin on centrally cleared swap contracts (Note 1)	13,842,020
Unrealized appreciation on forward premium swap option contracts (Note 1)	48,142,028
Unrealized appreciation on forward currency contracts (Note 1)	15,780,055
Unrealized appreciation on OTC swap contracts (Note 1)	33,410,759
Premium paid on OTC swap contracts (Note 1)	23,949,767
Prepaid assets	72,910
Total assets	6,841,817,521

LIABILITIES
Payable for investments purchased	42,550,340
Payable for purchases of delayed delivery securities (Note 1)	12,481,497
Payable for purchases of TBA securities (Note 1)	1,953,058,618
Payable for shares of the fund repurchased	6,411,983
Payable for compensation of Manager (Note 2)	1,883,432
Payable for custodian fees (Note 2)	264,422
Payable for investor servicing fees (Note 2)	972,233
Payable for Trustee compensation and expenses (Note 2)	924,266
Payable for administrative services (Note 2)	16,412
Payable for distribution fees (Note 2)	1,167,992
Payable for variation margin on futures contracts (Note 1)	133,266
Payable for variation margin on centrally cleared swap contracts (Note 1)	13,849,511
Unrealized depreciation on OTC swap contracts (Note 1)	12,355,655
Premium received on OTC swap contracts (Note 1)	111,476,286
Unrealized depreciation on forward currency contracts (Note 1)	17,334,711
Unrealized depreciation on forward premium swap option contracts (Note 1)	30,158,963
Written options outstanding, at value (premiums $123,139,647) (Note 1)	150,303,583
TBA sale commitments, at value (proceeds receivable $140,562,656) (Note 1)	140,783,051
Collateral on certain derivative contracts, at value (Notes 1 and 9)	70,342,880
Other accrued expenses	673,820
Total liabilities	2,567,142,921

Net assets	$4,274,674,600

(Continued on next page)

102 Diversified Income Trust

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,306,500,550
Total distributable earnings (Note 1)	(1,031,825,950)
Total — Representing net assets applicable to capital shares outstanding	$4,274,674,600

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,109,333,095 divided by 158,659,810 shares)	$6.99
Offering price per class A share (100/96.00 of $6.99)*	$7.28
Net asset value and offering price per class B share ($19,922,571 divided by 2,884,551 shares)**	$6.91
Net asset value and offering price per class C share ($484,675,618 divided by 70,771,804 shares)**	$6.85
Net asset value and redemption price per class M share
($111,948,916 divided by 16,366,215 shares)	$6.84
Offering price per class M share (100/96.75 of $6.84)†	$7.07
Net asset value, offering price and redemption price per class R share
($2,423,236 divided by 351,670 shares)	$6.89
Net asset value, offering price and redemption price per class R6 share
($17,243,373 divided by 2,492,280 shares)	$6.92
Net asset value, offering price and redemption price per class Y share
($2,529,127,791 divided by 365,792,735 shares)	$6.91

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 103

Statement of operations Year ended 9/30/19

INVESTMENT INCOME
Interest (including interest income of $5,359,339 from investments in affiliated issuers) (Note 5)	$214,651,497
Total investment income	214,651,497

EXPENSES
Compensation of Manager (Note 2)	22,994,006
Investor servicing fees (Note 2)	5,821,630
Custodian fees (Note 2)	318,498
Trustee compensation and expenses (Note 2)	189,284
Distribution fees (Note 2)	9,073,490
Administrative services (Note 2)	126,186
Other	1,537,762
Total expenses	40,060,856
Expense reduction (Note 2)	(71,733)
Net expenses	39,989,123

Net investment income	174,662,374

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $21,681) (Notes 1 and 3)	(49,119,372)
Net increase from payments by affiliates (Note 2)	1,802
Foreign currency transactions (Note 1)	(97,618)
Forward currency contracts (Note 1)	(5,538,333)
Futures contracts (Note 1)	34,527
Swap contracts (Note 1)	(13,696,449)
Written options (Note 1)	(13,300,517)
Total net realized loss	(81,715,960)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	169,864,342
Assets and liabilities in foreign currencies	(254,932)
Forward currency contracts	(4,475,362)
Futures contracts	(3,885,634)
Swap contracts	(25,521,875)
Written options	(33,373,761)
Total change in net unrealized appreciation	102,352,778

Net gain on investments	20,636,818

Net increase in net assets resulting from operations	$195,299,192

The accompanying notes are an integral part of these financial statements.

104 Diversified Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/19	Year ended 9/30/18
Operations
Net investment income	$174,662,374	$182,529,909
Net realized gain (loss) on investments
and foreign currency transactions	(81,715,960)	28,014,013
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	102,352,778	(69,751,821)
Net increase in net assets resulting from operations	195,299,192	140,792,101
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(50,747,095)	(68,324,650)
Class B	(877,836)	(1,661,563)
Class C	(20,466,799)	(28,216,979)
Class M	(4,927,142)	(6,514,427)
Class R	(109,563)	(119,857)
Class R6	(772,371)	(775,060)
Class Y	(114,392,908)	(115,343,977)
Increase (decrease) from capital share transactions (Note 4)	(448,810,918)	1,203,987,274
Total increase (decrease) in net assets	(445,805,440)	1,123,822,862

NET ASSETS
Beginning of year	4,720,480,040	3,596,657,178
End of year	$4,274,674,600	$4,720,480,040

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 105

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2019	$6.96	.28	.06	.34	(.31)	(.31)	$6.99	5.00	$1,109,333.98		4.05	701
September 30, 2018	7.07	.31	(.04)	.27	(.38)	(.38)	6.96	3.81	1,293,136.98		4.39	580
September 30, 2017	6.86	.32	.29	.61	(.40)	(.40)	7.07	9.04	1,210,996.99		4.54	937
September 30, 2016	7.08	.37	(.22)	.15	(.37)	(.37)	6.86	2.25	1,238,618	1.00[e]	5.48[e]	835
September 30, 2015	7.89	.32	(.79)	(.47)	(.34)	(.34)	7.08	(6.16)	1,834,125.97		4.22	725
Class B
September 30, 2019	$6.88	.23	.05	.28	(.25)	(.25)	$6.91	4.26	$19,923	1.73	3.31	701
September 30, 2018	6.99	.25	(.04)	.21	(.32)	(.32)	6.88	3.05	29,465	1.73	3.65	580
September 30, 2017	6.79	.26	.28	.54	(.34)	(.34)	6.99	8.17	43,182	1.74	3.79	937
September 30, 2016	7.01	.32	(.22)	.10	(.32)	(.32)	6.79	1.52	54,180	1.75[e]	4.74[e]	835
September 30, 2015	7.81	.26	(.78)	(.52)	(.28)	(.28)	7.01	(6.81)	67,948	1.72	3.47	725
Class C
September 30, 2019	$6.82	.22	.07	.29	(.26)	(.26)	$6.85	4.31	$484,676	1.73	3.33	701
September 30, 2018	6.94	.25	(.04)	.21	(.33)	(.33)	6.82	3.00	600,600	1.73	3.65	580
September 30, 2017	6.75	.26	.27	.53	(.34)	(.34)	6.94	8.07	607,113	1.74	3.80	937
September 30, 2016	6.96	.32	(.21)	.11	(.32)	(.32)	6.75	1.68	649,723	1.75[e]	4.74[e]	835
September 30, 2015	7.76	.26	(.78)	(.52)	(.28)	(.28)	6.96	(6.85)	954,682	1.72	3.48	725
Class M
September 30, 2019	$6.82	.25	.06	.31	(.29)	(.29)	$6.84	4.75	$111,949	1.23	3.76	701
September 30, 2018	6.94	.28	(.04)	.24	(.36)	(.36)	6.82	3.53	118,582	1.23	4.11	580
September 30, 2017	6.75	.29	.28	.57	(.38)	(.38)	6.94	8.67	129,640	1.24	4.26	937
September 30, 2016	6.97	.35	(.22)	.13	(.35)	(.35)	6.75	2.11	137,777	1.25[e]	5.21[e]	835
September 30, 2015	7.77	.29	(.77)	(.48)	(.32)	(.32)	6.97	(6.37)	163,795	1.22	3.95	725
Class R
September 30, 2019	$6.87	.25	.06	.31	(.29)	(.29)	$6.89	4.70	$2,423	1.23	3.74	701
September 30, 2018	6.98	.29	(.04)	.25	(.36)	(.36)	6.87	3.64	2,404	1.23	4.13	580
September 30, 2017	6.78	.30	.28	.58	(.38)	(.38)	6.98	8.74	2,559	1.24	4.29	937
September 30, 2016	7.00	.35	(.22)	.13	(.35)	(.35)	6.78	2.08	3,398	1.25[e]	5.26[e]	835
September 30, 2015	7.80	.30	(.79)	(.49)	(.31)	(.31)	7.00	(6.38)	3,786	1.22	3.98	725
Class R6
September 30, 2019	$6.89	.30	.06	.36	(.33)	(.33)	$6.92	5.42	$17,243.64		4.38	701
September 30, 2018	7.00	.33	(.04)	.29	(.40)	(.40)	6.89	4.20	14,848.64		4.75	580
September 30, 2017	6.80	.34	.28	.62	(.42)	(.42)	7.00	9.34	11,032.65		4.90	937
September 30, 2016	7.02	.40	(.23)	.17	(.39)	(.39)	6.80	2.64	10,097	.65[e]	5.88[e]	835
September 30, 2015	7.82	.34	(.78)	(.44)	(.36)	(.36)	7.02	(5.79)	10,357.63		4.58	725

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

106 Diversified Income Trust	Diversified Income Trust 107

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class Y
September 30, 2019	$6.88	.29	.06	.35	(.32)	(.32)	$6.91	5.30	$2,529,128.73		4.33	701
September 30, 2018	7.00	.32	(.05)	.27	(.39)	(.39)	6.88	3.95	2,661,444.73		4.64	580
September 30, 2017	6.80	.33	.28	.61	(.41)	(.41)	7.00	9.24	1,592,134.74		4.79	937
September 30, 2016	7.01	.39	(.22)	.17	(.38)	(.38)	6.80	2.66	966,548	.75[e]	5.73[e]	835
September 30, 2015	7.82	.34	(.79)	(.45)	(.36)	(.36)	7.01	(5.94)	2,219,013.72		4.50	725

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

108 Diversified Income Trust	Diversified Income Trust 109

Notes to financial statements 9/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through September 30, 2019.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective November 25, 2019, class M shares (excluding those purchased from Japanese distributors) will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

110 Diversified Income Trust

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain

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other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $25,471,510 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

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Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

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The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

114 Diversified Income Trust

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,193,937 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Diversified Income Trust 115

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $59,891,763 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $57,075,004 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$685,290,484	$242,111,805	$927,402,289

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include

116 Diversified Income Trust

temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from defaulted bond interest, from unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and from real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $63,423,632 to decrease distributions in excess of net investment income, $50,860 to increase paid-in capital and $63,474,492 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$397,079,605
Unrealized depreciation	(567,750,866)
Net unrealized depreciation	(170,671,261)
Undistributed ordinary income	74,152,460
Capital loss carryforward	(927,402,289)
Cost for federal income tax purposes	$6,232,509,006

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.540% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $1,802 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Diversified Income Trust 117

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,562,589	Class R	3,500
Class B	32,314	Class R6	8,021
Class C	742,330	Class Y	3,317,411
Class M	155,465	Total	$5,821,630

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $71,733 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,947, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,851,048
Class B	1.00%	1.00%	235,612
Class C	1.00%	1.00%	5,408,015
Class M	1.00%	0.50%	566,078
Class R	1.00%	0.50%	12,737
Total			$9,073,490

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $139,040 and $1,381 from the sale of class A and class M shares, respectively, and received $6,037 and $3,866 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

118 Diversified Income Trust

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $829 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$31,226,588,952	$30,163,607,341
U.S. government securities (Long-term)	—	—
Total	$31,226,588,952	$30,163,607,341

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	33,296,954	$229,294,508	72,965,229	$516,229,601
Shares issued in connection with
reinvestment of distributions	6,787,200	46,621,920	8,688,773	61,256,940
	40,084,154	275,916,428	81,654,002	577,486,541
Shares repurchased	(67,237,251)	(460,794,363)	(67,117,594)	(472,882,462)
Net increase (decrease)	(27,153,097)	$(184,877,935)	14,536,408	$104,604,079

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	130,303	$881,848	172,336	$1,206,444
Shares issued in connection with
reinvestment of distributions	115,614	784,429	209,526	1,462,132
	245,917	1,666,277	381,862	2,668,576
Shares repurchased	(1,642,658)	(11,166,903)	(2,273,908)	(15,896,574)
Net decrease	(1,396,741)	$(9,500,626)	(1,892,046)	$(13,227,998)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	8,630,911	$58,090,334	20,334,802	$141,053,921
Shares issued in connection with
reinvestment of distributions	2,684,665	18,061,559	3,522,462	24,372,754
	11,315,576	76,151,893	23,857,264	165,426,675
Shares repurchased	(28,567,497)	(192,427,698)	(23,284,774)	(161,466,292)
Net increase (decrease)	(17,251,921)	$(116,275,805)	572,490	$3,960,383

Diversified Income Trust 119

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	163,220	$1,094,815	394,218	$2,735,412
Shares issued in connection with
reinvestment of distributions	85,287	573,484	103,161	713,374
	248,507	1,668,299	497,379	3,448,786
Shares repurchased	(1,273,084)	(8,560,112)	(1,791,333)	(12,389,293)
Net decrease	(1,024,577)	$(6,891,813)	(1,293,954)	$(8,940,507)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	126,225	$835,680	70,007	$487,843
Shares issued in connection with
reinvestment of distributions	14,490	98,171	14,202	98,842
	140,715	933,851	84,209	586,685
Shares repurchased	(139,203)	(943,069)	(100,580)	(704,307)
Net increase (decrease)	1,512	$(9,218)	(16,371)	$(117,622)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	820,265	$5,561,116	978,623	$6,854,810
Shares issued in connection with
reinvestment of distributions	113,536	772,215	111,055	775,060
	933,801	6,333,331	1,089,678	7,629,870
Shares repurchased	(596,757)	(4,068,953)	(509,668)	(3,562,812)
Net increase	337,044	$2,264,378	580,010	$4,067,058

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	179,084,930	$1,216,257,690	247,899,887	$1,732,981,733
Shares issued in connection with
reinvestment of distributions	13,964,796	94,887,383	13,283,864	92,579,684
	193,049,726	1,311,145,073	261,183,751	1,825,561,417
Shares repurchased	(213,916,599)	(1,444,664,972)	(102,083,961)	(711,919,536)
Net increase (decrease)	(20,866,873)	$(133,519,899)	159,099,790	$1,113,641,881

120 Diversified Income Trust

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/18	cost	proceeds	income	of 9/30/19
Short-term investments
Putnam Short Term
Investment Fund**	$215,274,737	$589,577,551	$547,715,749	$5,359,339	$257,136,539
Total Short-term
investments	$215,274,737	$589,577,551	$547,715,749	$5,359,339	$257,136,539

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Diversified Income Trust 121

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,554,000,000
Purchased currency option contracts (contract amount)	$382,600,000
Purchased swap option contracts (contract amount)	$11,222,700,000
Written TBA commitment option contracts (contract amount)	$2,180,100,000
Written currency option contracts (contract amount)	$423,800,000
Written swap option contracts (contract amount)	$10,527,300,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$3,697,300,000
OTC interest rate swap contracts (notional)	$50,300,000
Centrally cleared interest rate swap contracts (notional)	$16,692,400,000
OTC total return swap contracts (notional)	$294,300,000
Centrally cleared total return swap contracts (notional)	$1,573,100,000
OTC credit default contracts (notional)	$1,203,700,000
Centrally cleared credit default contracts (notional)	$110,600,000
Warrants (number of warrants)	40

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
			Payables, Net assets —
Credit contracts	Receivables	$13,463,241	Unrealized depreciation	$90,074,875*
Foreign exchange
contracts	Investments, Receivables	20,582,279	Payables	19,019,699
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	370,290,576*	Unrealized depreciation	341,079,550*
Total		$404,336,096		$450,174,124

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

122 Diversified Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$12,325,489	$12,325,489
Foreign exchange
contracts	—	1,609,953	—	(5,538,333)	—	$(3,928,380)
Equity contracts	(1,295)	—	—	—	—	$(1,295)
Interest rate
contracts	—	(12,329,120)	34,527	—	(26,021,938)	$(38,316,531)
Total	$(1,295)	$(10,719,167)	$34,527	$(5,538,333)	$(13,696,449)	$(29,920,717)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$17,336,718	$17,336,718
Foreign exchange contracts	324,999	—	(4,475,362)	—	$(4,150,363)
Interest rate contracts	91,303,303	(3,885,634)	—	(42,858,593)	$44,559,076
Total	$91,628,302	$(3,885,634)	$(4,475,362)	$(25,521,875)	$57,745,431

Diversified Income Trust 123

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA), LLC (clearing broker)	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$ 12,637,590	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 12,637,590
OTC Total return
swap contracts*#	—	381,282	—	4,750	—	124,940	—	970	30,051	—	—	23	—	—	—	—	—	—	542,016
Centrally cleared total return
swap contracts§	—	—	1,204,430	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,204,430
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	750	—	—	—	—	750
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	2,567,769	2,627,903	—	—	1,563,758	—	—	3,124,202	1,676,363	1,902,496	—	—	—	—	13,462,491
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	213,184	—	—	—	—	—	—	213,184
Forward currency contracts#	2,009,593	1,661,159	—	1,366,541	—	39,534	—	—	4,561,728	1,111,857	3,213,102	—	—	—	261,833	1,200,815	314,861	39,032	15,780,055
Forward premium swap
option contracts#	12,686,956	1,803,079	—	3,998,877	—	—	—	—	3,062,020	—	15,013,016	—	—	11,449,671	—	—	128,409	—	48,142,028
Purchased swap options**#	13,946,809	822,711	—	6,532,449	—	—	—	—	7,775,226	—	90,359,174	—	—	75,690,254	—	—	10,256,423	—	205,383,046
Purchased options**#	1,550,506	—	—	1,625,859	—	—	—	—	1,625,859	—	1,269,068	—	—	—	—	—	—	—	6,071,292
Repurchase agreements **	—	—	—	—	24,972,000	—	—	—	—	—	—	—	—	—	—	—	—	—	24,972,000
Total Assets	$30,193,864	$4,668,231	$13,842,020	$13,528,476	$27,539,769	$2,792,377	$—	$970	$18,618,642	$1,111,857	$109,854,360	$3,337,409	$1,676,363	$89,043,171	$261,833	$1,200,815	$10,699,693	$39,032	$328,408,882
Liabilities:
Centrally cleared interest rate
swap contracts§	$—	$—	$ 12,256,406	$—	$—	$—	$ 109	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 12,256,515
OTC Total return
swap contracts*#	53	126,348	—	—	—	129,046	—	10,323	128,569	—	22,850	29,015	—	—	—	—	—	—	446,204
Centrally cleared total return
swap contracts§	—	—	1,120,106	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,120,106
OTC Credit default
contracts — protection sold*#	612,585	—	—	—	12,483,952	18,397,932	—	43,144	9,096,804	—	—	19,074,570	3,915,325	16,405,407	—	—	—	—	80,029,719
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	749	—	—	—	—	—	—	—	—	—	—	—	—	—	749
Centrally cleared credit
default contracts§	—	—	472,890	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	472,890
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	133,266	—	—	—	—	—	—	133,266
Forward currency contracts#	5,194,937	411,391	—	2,287,475	—	72,254	—	—	950,328	989,393	645,627	—	—	—	3,714,881	1,603,532	131,327	1,333,566	17,334,711

124 Diversified Income Trust	Diversified Income Trust 125

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA), LLC (clearing broker)	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Forward premium swap
option contracts#	$ 4,331,886	$ 800,140	$—	$ 4,033,062	$—	$—	$—	$—	$ 3,257,385	$—	$ 9,379,002	$—	$—	$ 8,218,920	$—	$—	$ 138,568	$—	$ 30,158,963
Written swap options#	—	1,074,578	—	7,085,670	—	—	—	—	6,588,030	—	50,400,009	—	—	72,200,509	—	—	9,050,070	—	146,398,866
Written options#	—	—	—	842,494	—	—	—	—	842,494	—	2,219,729	—	—	—	—	—	—	—	3,904,717
Total Liabilities	$10,139,461	$2,412,457	$13,849,402	$14,248,701	$12,484,701	$18,599,232	$109	$53,467	$20,863,610	$989,393	$62,667,217	$19,236,851	$3,915,325	$96,824,836	$3,714,881	$1,603,532	$9,319,965	$1,333,566	$292,256,706
Total Financial and
Derivative Net Assets	$20,054,403	$2,255,774	$(7,382)	$(720,225)	$15,055,068	$(15,806,855)	$(109)	$(52,497)	$(2,244,968)	$122,464	$47,187,143	$(15,899,442)	$(2,238,962)	$(7,781,665)	$(3,453,048)	$(402,717)	$1,379,728	$(1,294,534)	$36,152,176
Total collateral received
(pledged)†##	$20,054,403	$2,250,000	$—	$—	$15,055,068	$(15,806,855)	$—	$(52,497)	$(924,538)	$(8,926)	$47,187,143	$(15,899,442)	$(2,238,962)	$(7,781,665)	$(3,453,048)	$(402,717)	$1,193,937	$—
Net amount	$—	$5,774	$(7,382)	$(720,225)	$—	$—	$(109)	$—	$(1,320,430)	$131,390	$—	$—	$—	$—	$—	$—	$185,791	$(1,294,534)
Controlled collateral
received (including
TBA commitments)**	$20,696,880	$2,250,000	$—	$—	$—	$—	$—	$—	$—	$—	$47,396,000	$—	$—	$—	$—	$—	$—	$—	$70,342,880
Uncontrolled collateral
received	$—	$—	$—	$—	$25,471,510	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,193,937	$—	$26,665,447
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$(9,705,062)	$(15,917,104)	$—	$(121,939)	$(924,538)	$(8,926)	$—	$(19,970,540)	$(2,319,171)	$(7,860,700)	$(3,504,762)	$(602,550)	$—	$—	$(60,935,292)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $10,827,609 and $91,189,022, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

126 Diversified Income Trust	Diversified Income Trust 127

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $143,603,462 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

128 Diversified Income Trust

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Diversified Income Trust 129

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

130 Diversified Income Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Diversified Income Trust 131

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

132 Diversified Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
KPMG LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN028 318420 11/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2019	$229,412	$ —	$7,555	$ —
September 30, 2018	$212,777	$ —	$7,405	$ —

For the fiscal years ended September 30, 2019 and September 30, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,555 and $7,405 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2019	$ —	$ —	$ —	$ —
September 30, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 26, 2019